UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22652
                                                    -----------

                      First Trust Variable Insurance Trust
            --------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
            --------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
            --------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: December 31
                                              -------------

                  Date of reporting period: December 31, 2014
                                           -------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                      FIRST TRUST VARIABLE INSURANCE TRUST
                                 ANNUAL REPORT
                      FOR THE YEAR ENDED DECEMBER 31, 2014

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TABLE OF CONTENTS
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                      FIRST TRUST VARIABLE INSURANCE TRUST
                                 ANNUAL REPORT
                               DECEMBER 31, 2014

Shareholder Letter..........................................................   1
Market Overview.............................................................   2
Performance Summary and Portfolio Components
   First Trust/Dow Jones Dividend & Income Allocation Portfolio.............   4
   First Trust Multi Income Allocation Portfolio............................   8
Understanding Your Fund Expenses............................................  12
Portfolio of Investments
   First Trust/Dow Jones Dividend & Income Allocation Portfolio.............  13
   First Trust Multi Income Allocation Portfolio............................  27
Statements of Assets and Liabilities........................................  34
Statements of Operations....................................................  35
Statements of Changes in Net Assets.........................................  36
Financial Highlights........................................................  38
Notes to Financial Statements...............................................  40
Report of Independent Registered Public Accounting Firm.....................  50
Additional Information......................................................  51
Board of Trustees and Officers..............................................  56
Privacy Policy..............................................................  58

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor"), Energy Income Partners, LLC ("EIP" or a "Sub-Advisor") and Stonebridge Advisors, LLC ("Stonebridge" or a "Sub-Advisor") and their representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of the First Trust Variable Insurance Trust (the "Trust") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisors and their representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any series (individually called a "Fund" and collectively the "Funds") of the Trust will achieve its investment objectives. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance.

By reading the portfolio commentary by each Fund's portfolio management team, you may obtain an understanding of how the market environment affected each Fund's performance. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of First Trust and the Sub-Advisors are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
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                      FIRST TRUST VARIABLE INSURANCE TRUST
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2014


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Variable Insurance Trust (the "Trust"). This report provides detailed information about the two series of the Trust, the First Trust/Dow Jones Dividend & Income Allocation Portfolio and the First Trust Multi Income Allocation Portfolio, including a performance review and the financial statements for the 12 months ended December 31, 2014. I encourage you to read this document and discuss it with your financial advisor.

Although markets have seemed choppy over the past 12 months, the U.S. has shown sustained growth over the period. In fact, the S&P 500(R) Index, as measured on a total return basis, rose 13.69% in the time covered by this report. First Trust Advisors L.P. ("First Trust") believes that staying invested in quality products through different types of markets can benefit investors over the long term.

First Trust is pleased to offer a variety of products that we believe could fit the financial plans for many investors seeking long-term investment success. We invite you to look at our investment products with your financial advisor to determine if any of them might fit your financial goals. We believe that regularly discussing your financial objectives and investment options with your financial advisor can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

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MARKET OVERVIEW
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                      FIRST TRUST VARIABLE INSURANCE TRUST
                                 ANNUAL REPORT
                               DECEMBER 31, 2014


ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 24 years of experience as an equity and fixed-income analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC and WBBM Radio and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

In 2014, the combination of a pickup in job growth (nonfarm payrolls) and GDP growth in the U.S. failed to ignite any meaningful inflationary pressures. Nonfarm payrolls grew by an average of 233,540 per month in 2014, up from an average of 195,770 in 2013 and 187,080 in 2012, according to data from the Bureau of Labor Statistics. At the beginning of the recovery in 2009, many economists stated that the U.S. would need to create roughly 250,000 new jobs per month to make a serious dent in unemployment. While the 233,540 average posted in 2014 falls a bit short of that demarcation line, the number of jobs created in each the last four months of the year did eclipse that mark.

The current U.S. economic recovery is 66 months old (June 2009 - December 2014). From June 2009 - September 2014, GDP growth averaged 2.2%, according to the Bureau of Economic Analysis. Following what had been characterized as a weather-induced slowdown in the first quarter of 2014 (GDP was -2.1% annualized), the rate of GDP growth bounced back markedly in the second quarter (GDP was +4.6% annualized) and in the third quarter (GDP was +5.0% annualized). The U.S. GDP forecast for 2015 from the International Monetary Fund (IMF) calls for a 3.1% growth rate, which is stronger than the 2.2% growth rate posted so far in the current economic recovery. The last time U.S. GDP growth was 3.0% or higher was in 2005 (3.3%). The IMF sees the global economy growing by 3.8% in 2015.

The Consumer Price Index (CPI) headline rate in the U.S. stood at 0.8% in December, down from 1.5% a year ago and down from 1.7% in December 2012, according to the Bureau of Labor Statistics. After closing June 2014 at 2.1%, the CPI rate plunged over the next six months, due largely to a significant decline in the price of crude oil, in our opinion.

EQUITIES

The Dow Jones U.S. Total Market Index posted a double-digit gain for the third consecutive year in 2014, with a total return of 12.44%, according to Bloomberg. Investors funneled a net $68.3 billion into U.S. Equity mutual funds and exchange-traded funds (ETFs) in 2014, according to data from Morningstar. Bloomberg's consensus 2015 and 2016 earnings growth estimates on the Dow Jones U.S. Total Market Index are 14.13% and 13.67%, respectively.

The amount of stock dividends distributed by the companies in the Dow Jones U.S. Total Market Index has increased steadily since 2009, the year in which the last recession ended (June 30, 2009). The following breaks it down by calendar year:
$225.54 billion (2009); $228.74 billion (2010); $260.32 billion (2011); $327.12 billion (2012); $345.78 billion (2013); and $393.38 billion (2014), according to Bloomberg. Estimates for 2015 and 2016 stood at $411.01 billion and $434.89 billion, respectively, as of January 23, 2015, according to Bloomberg. There can be no assurance that these projections will occur.

The S&P Dow Jones Indices, which track approximately 10,000 U.S.-traded stocks, announced that total stock dividend distributions increased by a net $12.0 billion in the fourth quarter of 2014, down 5.5% from the $12.7 billion increase in the fourth quarter of 2013, according to its own release. In the fourth quarter of 2014, there were 971 dividend increases, up 9.7% from the 885 dividend increases in the fourth quarter of 2013. The number of dividends cut or suspended in the fourth quarter of 2014 totaled 67, up 31.4% from the 51 cut or suspended in the fourth quarter of 2013. In 2014, dividend increases were up 14.3% compared to 2013, while dividend decreases declined by 2.7%.

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MARKET OVERVIEW (CONTINUED)
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                      FIRST TRUST VARIABLE INSURANCE TRUST
                                 ANNUAL REPORT
                               DECEMBER 31, 2014


BONDS

The yield on the benchmark 10-Year Treasury note stood at 2.17% on December 31, 2014, down 86 basis points from 3.03% on December 31, 2013. The drop in the yield on the 10-Year Treasury note was a boon for investors holding investment-grade bonds. While the Federal Reserve (Fed) did end its quantitative easing-related bond purchases in December 2014, it has yet to tighten monetary policy. Many economists believe that the Fed will begin to do so at some point in 2015. Low interest rates abroad, particularly in Europe, a strengthening U.S. dollar and the lack of any significant inflationary pressures have enabled interest rates to stay low, in our opinion. As of December, Moody's expected the default rate on speculative-grade bonds to remain below 3% in 2015, which we interpret as another vote of confidence for the U.S. economy. Income-oriented securities that can potentially benefit from a rising interest rate climate include dividend-paying stocks, senior loans, master limited partnerships ("MLPs"), and equity REITs.

Net inflows to taxable bond mutual funds and ETFs net inflows totaled $87.6 billion in 2014, according to data from Morningstar. Corporate bond funds and ETFs reported net inflows totaling $9.6 billion. Companies took advantage of the low interest rate climate by issuing enough investment-grade debt ($1.15 trillion) to establish a new record high in the last week of November 2014.

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PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS
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          FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2014 (UNAUDITED)


FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO

For the year ended December 31, 2014, the First Trust/Dow Jones Dividend & Income Allocation Portfolio (the "Fund") Class I Shares returned 10.04% versus 10.15% for the blended index: 50% Russell 3000(R) Index and 50% Barclays U.S. Corporate Investment-Grade Index. As of December 31, 2014, the total investments for the Fund were allocated as follows: Equities, 56.6% and Fixed Income, 43.4%.

EQUITIES COMMENTARY

The equity markets continued to rise in 2014 as the Russell 3000(R) Index increased 12.56%. This followed the stellar 33.55% return in 2013, the best calendar year performance since 1995, as the current six year bull market continued. In January, equity markets hit their lows for the year as soft economic data from emerging markets and uncertainty about the Federal Reserve's ("Fed") plan to unwind their bond purchases elevated the risk of holding equities. Equity markets quickly recovered with positive employment growth and growing corporate profits. In May it was reported that first quarter GDP growth was negative, the first negative GDP number since the first quarter of 2011. Investors seemed to brush off the news and blame the harsh winter for the disappointing GDP growth as equities continued to grind higher. Despite geopolitical fears in Russia and Iraq, unemployment dropped to 6.3%, manufacturing improved and growing corporate profits spurred merger and acquisition activity. In the third quarter, it appeared that investors feared that the Fed could raise rates sooner than expected as labor markets continued to improve and the U.S. recovery accelerated. Equities sold off sharply to begin the fourth quarter amid continued fears of a rate increase and weak global economic growth. Oil prices fell from $90 to below $54 a barrel due to a global supply surplus and a strong U.S. dollar. However, U.S. GDP growth continued to accelerate to 5%, which quickly spurred a large equity rally to end the year.

The equity portion of the Fund has a quarterly rebalance in early January, April, July and October. The equity portion of the Fund seeks capital appreciation, below-market risk and above-market dividend yield. To accomplish this, the selection process is focused on dividend strength, capital strength and price stability. This process resulted in overweight positions in Financials, Industrials, Consumer Staples and Consumer Discretionary stocks, while Energy, Health Care, Information Technology and Utilities were underweight.

The total return for the equity portion of the Fund was 14.47% (Gross of Fees) compared to 12.56% for the Russell 3000(R) Index. Of the 10 GICS sectors, seven had a positive total attribution effect (allocation effect combined with selection effect) and three had a negative total attribution effect. Six sectors had a positive selection effect: Industrials, Consumer Discretionary, Materials, Health Care, Energy and Utilities. Three sectors had a negative selection effect: Financials, Information Technology and Consumer Staples. The Telecommunication Services sector had a flat selection effect. Overall, the equity portfolio benefited from both a positive selection effect and a positive allocation effect, which led to the outperformance of the Russell 3000(R) Index.

The Energy sector was the largest overall contributor to relative performance. The Fund was underweight the worst performing sector in the Russell 3000(R) Index, which led to a large positive allocation effect. The Energy sector was the only sector to have negative performance in the Russell 3000(R) Index in 2014. The Fund's relative performance for the sector was helped by the underweight and by avoiding poor performing selections in the benchmark such as Seadrill Ltd., Halliburton Co., Apache Corp. and Noble Energy Inc.

The Health Care sector was the biggest detractor from relative performance. The Fund was underweight the second best performing sector in the Russell 3000(R) Index. The Fund had a positive selection effect for the sector, but not enough to overcome the negative allocation effect and led to negative overall relative performance for the sector. Some Health Care selections that helped the Fund's performance were Eli Lilly & Co., Covidien Plc, Chemed Corp., UnitedHealth Group Inc., Medtronic Inc. and Quest Diagnostics Inc.

Relative to the blended index, the Fund also outperformed in the Industrials sector and lagged in the Information Technology sector. In the Industrials sector, the Fund was overweight Union Pacific Corp., Lockheed Martin Corp., Cintas Corp. and Northrop Grumman Corp. These securities outperformed the blended index and added to the Fund's relative performance. In the Information Technology sector, the Fund was underweight Microsoft Corp. and Intel Corp., both of which outperformed the blended index. The Fund did not hold outperforming stocks in the blended index such as Apple Inc., Facebook Inc., Hewlett-Packard Co. and Micron Technology Inc.

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PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2014 (UNAUDITED)

The Fund's top five contributors to performance were Dr Pepper Snapple Group, Inc., Sigma-Aldrich Corp., Union Pacific Corp., Eli Lilly & Co. and Garmin Ltd. The top detractors from performance were Coach Inc., Mattel Inc., FMC Corp., Heartland Payment Systems Inc. and Scripps Networks Interactive Inc.

As we look forward to 2015, U.S. equities remain attractive. Cheaper oil boosting real wages and consumer confidence, coupled with an accommodative Fed, should continue to drive U.S. demand. Increasing corporate earnings and positive U.S. GDP growth should help drive equity returns in 2015. Despite global equity risks, U.S. markets appear to have reasonable risks with a higher return potential than many international equity markets. The equity portion of the Fund will remain consistent in seeking capital appreciation, below-market risk and above-market dividend yield.

FIXED INCOME COMMENTARY

The investment-grade corporate bond market posted excellent returns for 2014. Return was driven entirely by declining long-term interest rates, an outcome that confounded consensus expectations for yields to rise. In fact, falling interest rates was a reversal of what happened the previous year. In 2013, bond returns were negative owing to rising interest rates which offset favorable (tighter) credit spread changes.

For 2014, Treasuries outperformed corporate bonds owing in part to heavy demand from foreign investors seeking safety and relatively higher yield compared to other developed market government bonds. Corporate credit spreads improved steadily during the first half of the year, even in the face of unusually frigid winter weather that temporarily slowed economic activity, and Russia's conflict with neighboring Ukraine. Investor appetite for investment-grade credit continued well into the second quarter and pushed spreads to multi-year lows. By late June, however, investors seemed to collectively conclude the valuations were no longer attractive and credit spreads began to widen. Contributing to the concerning outlook were economic weakness in Europe, falling oil prices, and record debt issuance. Spreads reversed all of the tightening in the first half of the year and closed the year wider. As measured by the Barclays U.S. Corporate Investment-Grade Index, spreads widened 17 basis points to 131 at year end.

The total return for the bond portion of the Fund was 6.91% (Gross of Fees) compared to 7.46% for the Barclays U.S. Corporate Investment-Grade Index. Interest rate changes had a neutral impact on relative performance but the allocation to Treasury securities was a clear positive. Among the 18 corporate bond industry categories, the Fund had positive attribution effects in seven (return above benchmark from allocation and security selection). Leading contributors include underweighting the Energy and Healthcare sectors and overweighting Technology. Selections in Energy, Basic Materials and Automotive were also additive. Overall corporate sector allocation added to relative return; however, the Fund underperformed owing to security selections and overweighting corporate bonds with 20-30 years to maturity. We anticipated credit curves would flatten but as long-term Treasury yields fell, corporate credit spread curves steepened which unfavorably impacted the return for 20-30 year corporate bonds compared to those with a shorter maturity.

Looking into 2015, we have a constructive outlook for investment-grade credit. This view is supported by a favorable growth outlook in the U.S. and positive technical factors such as strong demand from both domestic as well as foreign investors. Through the year we expect the yield curve to rise gradually and flatten, given low inflation globally and the Fed's bias to remove accommodation slowly. In such an environment, rising interest rates would likely be met with an increase in demand from yield-driven investors such as insurance companies and pension funds. At this time, credit valuation on the whole looks fair compared with the long-term average. However, low all-in yields and pressure to reward shareholders will likely entice some corporations to increase leverage and thus, lower expected returns to existing bondholders. Our focus will be on companies that are competitively well-positioned in their industry, demonstrate strong earnings growth, and the discipline to de-lever with those earnings.

2015 also appears likely to offer attractive investment opportunities in the Energy space. The sharp drop in the price of oil is forcing energy companies to face difficult decisions surrounding cost cutting and production volumes. These factors and the uncertainty of how low oil will fall and for how long has caused bonds to cheapen across the sector. Eventually the market will find a supply/demand equilibrium and the fear discount will come out of bond valuations. We are focusing on falling land rig count as a leading equilibrium indicator while also tracking capital expenditure budgets. Because we believe the U.S. is in the midst of an energy renaissance, bonds for some of the best-positioned energy companies should offer an attractive buying opportunity later in 2015.

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PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2014 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                                    PERIOD ENDED DECEMBER 31, 2014

                                                                                 1 YEAR ANNUAL          SINCE INCEPTION AVERAGE
                                                         INCEPTION DATE          TOTAL RETURN             ANNUAL TOTAL RETURN
FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION
   PORTFOLIO - CLASS I                                       5/1/12                  10.04%                      10.17%
Blended Index (a)                                                                    10.15%                      11.18%
Barclays U.S. Corporate Investment-Grade Index (b)                                    7.46%                       4.53%
Russell 3000(R) Index (c)                                                            12.56%                      17.93%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            SINCE INCEPTION
                                                                                                              CUMULATIVE
                                                         INCEPTION DATE                                      TOTAL RETURN
------------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION
   PORTFOLIO - CLASS II                                      5/1/14                                               7.82%
Blended Index (a)                                                                                                 6.48%
Barclays U.S. Corporate Investment-Grade Index (b)                                                                2.82%
Russell 3000(R) Index (c)                                                                                        10.20%
------------------------------------------------------------------------------------------------------------------------------------


(a) The Blended Index returns are a 50/50 split between the Russell 3000(R) Index and the Barclays U.S. Corporate Investment-Grade Index returns.

(b) Barclays U.S. Corporate Investment-Grade Index measures the performance of investment grade U.S. corporbonds. The index includes all publicly issued, dollar-denominated corporate bonds with a minimum of $250 million par outstanding that are investment grade-rated (Baa3/BBB- or higher). The index excludes bonds having less than one year to final maturity as well as floating rate bonds, non-registered private placements, structured notes, hybrids, and convertible securities. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes.)

(c) The Russell 3000(R) Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes.)

The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.


                              PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                    May 1, 2012 - December 31, 2014

               First Trust/Dow Jones Dividend &       Blended  Barclays U.S. Corporate  Russell 3000(R)
               Income Allocation Portfolio - Class I  Index    Investment-Grade Index   Index (a)
5/1/2012       $10,000                                $10,000  $10,000                  $10,000
6/30/2012       10,020                                  9,925   10,135                    9,701
12/31/2012      10,438                                 10,495   10,636                   10,331
6/30/2013       10,904                                 11,026   10,273                   11,784
12/31/2013      11,770                                 12,055   10,472                   13,798
6/30/2014       12,318                                 12,823   11,067                   14,756
12/31/2014      12,951                                 13,269   11,254                   15,531

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PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2014 (UNAUDITED)

------------------------------------------------------
                                          % OF TOTAL
TOP EQUITY HOLDINGS                       INVESTMENTS
------------------------------------------------------
Cracker Barrel Old Country Store, Inc.        0.5%
Tractor Supply Co.                            0.4
Southwest Airlines Co.                        0.4
Ross Stores, Inc.                             0.4
Visa, Inc., Class A                           0.4
------------------------------------------------------
     Total                                    2.1%
                                             =====

------------------------------------------------------
                                           % OF TOTAL
TOP FIXED-INCOME HOLDINGS BY ISSUER       INVESTMENTS
------------------------------------------------------
U.S. Government                               5.8%
Bank of America Corp.                         1.4
Citigroup, Inc.                               1.3
Goldman Sachs Group (The), Inc.               1.3
Morgan Stanley                                1.3
------------------------------------------------------
     Total                                   11.1%
                                             =====

------------------------------------------------------
                                           % OF TOTAL
SECTOR ALLOCATION                         INVESTMENTS
------------------------------------------------------
Common Stocks:
   Financials                                14.9%
   Industrials                               10.2
   Consumer Discretionary                     7.8
   Information Technology                     7.7
   Consumer Staples                           6.3
   Health Care                                5.0
   Materials                                  3.0
   Energy                                     1.0
   Utilities                                  0.4
   Telecommunication Services                 0.3
------------------------------------------------------
Total Common Stocks                          56.6
------------------------------------------------------
Corporate Bonds & Notes:
   Financials                                13.7
   Utilities                                  3.9
   Consumer Discretionary                     3.6
   Energy                                     3.5
   Consumer Staples                           2.6
   Health Care                                2.6
   Information Technology                     2.6
   Industrials                                2.2
   Telecommunication Services                 1.6
   Materials                                  0.8
------------------------------------------------------
Total Corporate Bonds & Notes                37.1
------------------------------------------------------
U.S. Government Bonds & Notes                 5.8
------------------------------------------------------
Foreign Corporate Bonds & Notes:
   Materials                                  0.3
   Energy                                     0.1
   Financials                                 0.1
------------------------------------------------------
Total Foreign Corporate Bonds & Notes         0.5
------------------------------------------------------
     Total                                  100.0%
                                            ======

------------------------------------------------------
                                           % OF TOTAL
CREDIT QUALITY(1)                         INVESTMENTS
------------------------------------------------------
AAA                                          14.5%
AA+                                           3.7
AA                                            4.2
AA-                                           5.5
A+                                           10.3
A                                            25.0
A-                                           14.4
BBB+                                          8.6
BBB                                           9.0
BBB-                                          4.8
------------------------------------------------------
     Total                                  100.0%
                                            ======


(1) The credit quality information presented reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2014 (UNAUDITED)


FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO

The First Trust Multi Income Allocation Portfolio (the "Fund") Class I Shares, from inception (May 1, 2014) to December 31, 2014 returned 4.57% versus 5.82% for the blended index: 60% Barclays U.S. Aggregate Index and 40% Russell 3000(R) Index. From May 1, 2014 to December 31, 2014, the Barclays U.S. Aggregate Index returned 2.95% and the Russell 3000(R) Index returned 10.20%.

The Fund invests in nine asset classes which are: dividend-paying stocks, preferred stocks, energy infrastructure companies and master limited partnerships ("MLPs"), real estate investment trusts ("REITs"), high yield or "junk" bonds, floating-rate loans, corporate bonds, mortgage-backed securities ("MBS") and Treasury Inflation Protected Securities ("TIPS"). The weight assigned to each asset class is determined on a quarterly basis. As of December 31, 2014, the dividend-paying securities were the highest-weighted asset class, while the MBS asset class was the lowest-weighted asset class. The following asset classes had the most positive impact on the overall Fund performance:
REITs, dividend-paying stocks, and MLPs, while the following asset classes had the most negative impact on the overall Fund performance: high yield corporate bonds, TIPS, and floating-rate bank loans.

Dividend-paying stocks returned 8.91% (Gross of Fees) since inception and represented 18.2% of the portfolio as of December 31, 2014. Dividend-paying stocks posted strong returns over the period as they remained attractive given the low interest rate environment and the accelerating economic growth in the U.S. during the second half of the year. Within the portfolio, holdings in the Health Care sector posted the highest returns over the period as three of the top five performing stocks were from the sector. Covidien Plc was the top performer in the sector, as it agreed to be acquired by Medtronic Inc. in June. AmerisourceBergen Corp. and CVS Health Corp. were also top performers. Despite being the top sector on an absolute basis in the Fund, Health Care stocks weighed on performance relative to the Russell 3000(R) Index due to modestly negative stock selection. Consumer Discretionary stocks performed well as the employment picture continued to improve over the period and with it consumer confidence. Home Depot Inc., Nordstrom Inc. and The Walt Disney Co. were top performers for the portfolio within the sector. Energy shares were the biggest drag on the portfolio over the period as oil prices dropped 46% since inception of the Fund.

The preferred stocks returned 3.53% (Gross of Fees) since inception and represented 8.9% of the portfolio as of December 31, 2014. The portfolio benefited from a significant position in fixed-to-float securities, legacy tier 1 capital securities and high coupon securities that performed well during the period. This was partially offset by limited exposure to longer duration fixed rate securities which generally performed the best during the period as interest rates remained low.

The energy infrastructure companies and MLPs returned 8.05% (Gross of Fees) since inception and represented 13.2% of the portfolio as of December 31, 2014. Performance benefited from positions in pipeline-related MLPs and regulated electric utilities whose earnings are supported by fee-based cash flows. The largest contributors to this positive performance included companies that announced corporate restructurings and acquisitions that improved the overall outlook for growth despite the challenging commodity price environment. This was partially offset by holdings that own and operate crude oil and natural gas liquids ("NGL") pipelines as liquids-directed drilling activity has slowed.

REITs returned 11.88% (Gross of Fees) since inception and represented 13.5% of the portfolio as of December 31, 2014. A strong fourth quarter more than fully accounted for the gains since inception. While REIT performance was negatively impacted in the third quarter by a market rotation out of small-capitalization equities, improving property market fundamentals including better than expected U.S. GDP and declining market interest rates returned the REIT sector to favor in the fourth quarter. Top performers for the period were hotel and resort REITs Chesapeake Lodging Trust and RLJ Lodging Trust, and residential REIT Education Realty Trust. Relatively weak performance came from Sabra Health Care REIT, Lexington Realty Trust, and Hospitality Properties Trust.

High-yield bonds returned -0.94% (Gross of Fees) since inception and represented 8.7% of the portfolio as of December 31, 2014. While high-yield bond yields fell below 5% in the summer of 2014, the volatility in the second half of the year has left high-yield bonds at much more attractive levels. Towards the end of 2014, we believe the energy-driven selling pressure within the high-yield market caused indiscriminate selling of the debt of companies completely unrelated to energy, in essence throwing the baby out with the bathwater. Our significant underweight position in energy has proven beneficial in the wake of this decline. Importantly, energy-induced volatility is likely to weigh on the high-yield benchmark, which we believe further supports the rationale for active decision making, rather than passive, within the high-yield credit market.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2014 (UNAUDITED)

Floating-rate loans returned 0.48% (Gross of Fees) since inception and represented 15.6% of the portfolio as of December 31, 2014. Our underweight position in the lowest credit quality issues (those rated CCC+ and below) was a benefit to performance as higher credit quality issues outperformed lower rated issues for the period. We believe that with a potential increase in the Federal Funds rate on the horizon, demand for senior loans may increase in the coming months. Based on current valuations, we believe senior loans, given their senior secured position in the capital structure and floating interest rate, are well positioned as we move through 2015.

Corporate bonds returned 3.08% (Gross of Fees) since inception and represented 8.9% of the portfolio as of December 31, 2014. The investment-grade corporate bond market posted solid returns since inception. Return was driven entirely by declining long-term interest rates, an outcome that confounded consensus expectations for yields to rise. In fact, falling interest rates was a reversal of what happened the previous year. In 2013, bond returns were negative owing to rising interest rates which offset favorable (tighter) credit spread changes. Since inception, Treasuries outperformed corporate bonds owing in part to heavy demand from foreign investors seeking safety and relatively higher yield compared to other developed market government bonds. Corporate credit spreads improved steadily during the first half even in the face of unusually frigid winter weather that temporarily slowed economic activity and Russia's conflict with neighboring Ukraine. Investor appetite for investment-grade credit continued well into the second quarter and pushed spreads to multi-year lows. By late June however, investors seemed to collectively conclude the valuations were no longer attractive and credit spreads began to widen. Contributing to the concerning outlook were economic weakness in Europe, falling oil prices, and record debt issuance. Spreads reversed all of the tightening in the first half of the year and closed the year wider.

The MBS asset class returned 3.40% (Gross of Fees) since inception and represented 5.7% of the portfolio as of December 31, 2014. The U.S. rates market experienced a bull flattening during 2014 that saw the spread between 2-year and 30-year yields tighten from 300 basis points (bps) on May 1, 2014 (inception) to 208 bps on December 31, 2014. This flattening theme accelerated during the fourth quarter, which helped the MBS asset class post strong positive return. Mortgage spreads tightened approximately 16 bps from inception through year end, so the overall mortgage market outperformed Treasury securities with similar duration. The asset class strategy has been and will remain defensive as we expect increased volatility as the market debates deflation risks versus sustainable U.S. growth and improved labor market conditions. However, we believe that the latter will eventually prevail.

TIPS returned -0.30% (Gross of Fees) since inception and represented 7.3% of the portfolio as of December 31, 2014. Intermediate and long-term yields on TIPS fell during the period while yields in the middle and front-end of the yield curve rose. As a result, the 10-year and over maturity bucket was the only one with a positive total return for the period. The Fund was overweight 2-year to 7-year securities where yields rose and underweight 10-year to 30-year securities where yields fell. The return from front end TIPS was particularly hurt by the drop in CPI (Consumer Price Index). The year-over-year measure of CPI inflation fell from 2.1% in May to 0.8% in December.

In 2015, we believe that income-oriented investors should pay close attention to the relationship between low interest rates and accelerating economic growth in the U.S. Until the second half of 2014, the U.S. economic climate was defined by low interest rates and low-to-modest growth. In the second and third quarters of 2014, however, U.S. GDP growth was up 4.6% and 5.0%, respectively, on an annualized basis, according to the Bureau of Economic Analysis. The results for the fourth quarter of 2014 are scheduled to be announced on January 30, 2015. Bloomberg's consensus estimate was 3.0% annualized growth, as of January 26, 2015. With the exception of TIPs, most income-oriented categories posted positive total returns in 2014. One of the primary reasons why TIPs were off in 2014 was the absence of any significant inflationary pressures. The CPI level was essentially cut in half in 2014, falling from 1.5% in December 2013 to 0.8% in December 2014. The second half plunge in the price of crude oil was a big contributor. Economic weakness in Europe and the tempering of growth in China were also contributing factors, in our opinion. We expect interest rates to trend higher in the U.S. in 2015 on the back of stronger economic output, job growth and the potential for a decision by the Fed to begin tightening its monetary policy. The Fund is currently overweight income-oriented securities that are well suited to weather a rising interest rate climate, and in some instances, have the ability to increase dividend payouts, in our opinion.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2014 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                          PERIOD ENDED DECEMBER 31, 2014

                                                                                                  SINCE INCEPTION
                                                         INCEPTION DATE                       CUMULATIVE TOTAL RETURN
FIRST TRUST MULTI INCOME ALLOCATION
   PORTFOLIO - CLASS I                                   5/1/14                                        4.57%
FIRST TRUST MULTI INCOME ALLOCATION
   PORTFOLIO - CLASS II                                                                                4.74%
Blended Index (a)                                                                                      5.82%
Barclays U.S. Aggregate Index (b)                                                                      2.95%
Russell 3000(R) Index (c)                                                                             10.20%
--------------------------------------------------------------------------------------------------------------------------


(a) The Blended Index return is split between the Russell 3000(R) Index (40%) and the Barclays U.S. Aggregate Index (60%).

(b) The Barclays U.S. Aggregate Index represents the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Bonds included in the index are U.S. dollar denominated; have a fixed rate coupon; carry an investment-grade rating; have at least one year to final maturity; and meet certain criteria for minimum amount of outstanding par value. (The index reflects no deduction for fees, expenses or taxes.)

(c) The Russell 3000(R) is composed of 3,000 large U.S. companies, as determined by market capitalization. This represents approximately 98% of the investable U.S. equity market. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes.)

The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.


                          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                May 1, 2014 - December 31, 2014

               First Trust Multi Income Allocation  Blended    Barclays U.S.    Russell 3000(R)
               Portfolio -- Class I                 Index (a)  Aggregate Index  Index
5/1/2014       $10,000                              $10,000    $10,000          $10,000
6/30/2014       10,320                               10,245     10,096           10,470
12/31/2014      10,457                               10,582     10,294           11,020

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2014 (UNAUDITED)

----------------------------------------------------------------------
                                                          % OF TOTAL
TOP 10 HOLDINGS                                           INVESTMENTS
----------------------------------------------------------------------
First Trust Senior Loan Fund                                     15.4%
iShares iBoxx $ Investment Grade Corporate Bond ETF               9.0
First Trust Preferred Securities and Income ETF                   8.9
First Trust Tactical High Yield ETF                               8.6
iShares MBS ETF                                                   4.8
Kinder Morgan, Inc.                                               1.3
U.S. Treasury Inflation Indexed Bond 3.38%, 04/15/32              1.0
U.S. Treasury Inflation Indexed Bond 0.63%, 02/15/43              0.8
Plains All American Pipeline, L.P.                                0.8
ONEOK Partners, L.P.                                              0.8
----------------------------------------------------------------------
     Total                                                       51.4%
                                                                 =====

-------------------------------------------------------
                                           % OF TOTAL
SECTOR ALLOCATION                         INVESTMENTS
-------------------------------------------------------
Exchange-Traded Funds                        46.9%
-------------------------------------------------------
Common Stocks:
   Energy                                     4.0
   Financials                                 3.7
   Utilities                                  3.6
   Consumer Discretionary                     3.0
   Industrials                                2.6
   Health Care                                2.5
   Information Technology                     2.2
   Consumer Staples                           1.5
   Telecommunication Services                 0.7
   Materials                                  0.3
-------------------------------------------------------
Total Common Stocks                          24.1
-------------------------------------------------------
Real Estate Investment Trusts:
   Financials                                13.6
-------------------------------------------------------
Total Real Estate Investment Trusts          13.6
-------------------------------------------------------
Master Limited Partnerships:
   Energy                                     6.9
   Utilities                                  0.5
-------------------------------------------------------
Total Master Limited Partnerships             7.4
-------------------------------------------------------
U.S. Government Bond & Notes                  7.3
-------------------------------------------------------
U.S. Government Agency Mortgage Backed
   Securities                                 0.7
-------------------------------------------------------
Mortgage-Backed Securities                    0.0*
-------------------------------------------------------
     Total                                  100.0%
                                            ======


* Amount is less than 0.1%.

FIRST TRUST VARIABLE INSURANCE TRUST
UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2014 (UNAUDITED)


As a shareholder of First Trust/Dow Jones Dividend & Income Allocation Portfolio or First Trust Multi Income Allocation Portfolio (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2014.

ACTUAL EXPENSES

The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                                                   HYPOTHETICAL
                                              ACTUAL EXPENSES                              (5% RETURN BEFORE EXPENSES)
                                 ------------------------------------------   ------------------------------------------------------
                                                                EXPENSES                                     EXPENSES
                                   BEGINNING       ENDING     PAID DURING       BEGINNING       ENDING     PAID DURING      ANNUAL-
                                    ACCOUNT       ACCOUNT        PERIOD          ACCOUNT       ACCOUNT        PERIOD         IZED
                                     VALUE         VALUE       7/1/2014-          VALUE         VALUE       7/1/2014-       EXPENSE
                                    7/1/2014     12/31/2014  12/31/2014 (a)      7/1/2014     12/31/2014  12/31/2014 (a)   RATIO (b)
                                 --------------  ----------  --------------   --------------  ----------  --------------   ---------
First Trust/Dow Jones Dividend &
  Income Allocation Portfolio
      Class I                      $ 1,000.00    $ 1,051.40      $ 6.20         $ 1,000.00    $ 1,019.16      $ 6.11         1.20%
      Class II                     $ 1,000.00    $ 1,052.90      $ 4.92         $ 1,000.00    $ 1,020.42      $ 4.84         0.95%
First Trust Multi Income
  Allocation Portfolio
      Class I                      $ 1,000.00    $ 1,013.30      $ 6.09         $ 1,000.00    $ 1,019.16      $ 6.11         1.20%
      Class II                     $ 1,000.00    $ 1,014.90      $ 4.82         $ 1,000.00    $ 1,020.42      $ 4.84         0.95%



(a) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (July 1, 2014, through December 31, 2014), multiplied by 184/365 (to reflect the one-half year period).

(b)   The expense ratios reflect an expense cap.

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2014

  SHARES                                      DESCRIPTION                                        VALUE
-----------  ------------------------------------------------------------------------------  -------------
COMMON STOCKS - 54.4%

             AEROSPACE & DEFENSE - 3.2%
      5,136  Boeing (The) Co...............................................................  $     667,577
      5,148  General Dynamics Corp.........................................................        708,468
      7,034  Honeywell International, Inc..................................................        702,837
      5,505  L-3 Communications Holdings, Inc..............................................        694,786
      3,586  Lockheed Martin Corp..........................................................        690,556
      4,977  Northrop Grumman Corp.........................................................        733,560
      6,449  Raytheon Co...................................................................        697,588
      8,345  Rockwell Collins, Inc.........................................................        704,986
      6,205  United Technologies Corp......................................................        713,575
                                                                                             -------------
                                                                                                 6,313,933
                                                                                             -------------
             AIRLINES - 0.4%
     19,400  Southwest Airlines Co.........................................................        821,008
                                                                                             -------------
             BANKS - 2.5%
      9,854  BOK Financial Corp............................................................        591,634
      8,565  Cullen/Frost Bankers, Inc.....................................................        605,032
     19,266  East West Bancorp, Inc........................................................        745,787
     23,666  MB Financial, Inc.............................................................        777,665
     67,467  National Penn Bancshares, Inc.................................................        710,090
     15,660  U.S. Bancorp..................................................................        703,917
     12,630  Wells Fargo & Co..............................................................        692,376
                                                                                             -------------
                                                                                                 4,826,501
                                                                                             -------------
             BEVERAGES - 1.4%
     15,355  Coca-Cola (The) Co............................................................        648,288
     14,769  Coca-Cola Enterprises, Inc....................................................        653,086
     10,187  Dr Pepper Snapple Group, Inc..................................................        730,204
      7,036  PepsiCo, Inc..................................................................        665,324
                                                                                             -------------
                                                                                                 2,696,902
                                                                                             -------------
             BIOTECHNOLOGY - 0.7%
      4,660  Amgen, Inc....................................................................        742,292
     87,696  PDL BioPharma, Inc............................................................        676,136
                                                                                             -------------
                                                                                                 1,418,428
                                                                                             -------------
             CAPITAL MARKETS - 1.1%
     18,118  SEI Investments Co............................................................        725,445
      8,357  T. Rowe Price Group, Inc......................................................        717,532
     19,630  TD Ameritrade Holding Corp....................................................        702,361
                                                                                             -------------
                                                                                                 2,145,338
                                                                                             -------------
             CHEMICALS - 2.2%
      5,915  Airgas, Inc...................................................................        681,290
     11,456  FMC Corp......................................................................        653,336
     11,894  Innophos Holdings, Inc........................................................        695,204
      6,830  International Flavors & Fragrances, Inc.......................................        692,289
      5,826  Monsanto Co...................................................................        696,032
      2,992  Sherwin-Williams (The) Co.....................................................        787,015
                                                                                             -------------
                                                                                                 4,205,166
                                                                                             -------------
             COMMERCIAL SERVICES & SUPPLIES - 0.4%
      9,282  Cintas Corp...................................................................        728,080
                                                                                             -------------


                        See Notes to Financial Statements                Page 13

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2014

  SHARES                                      DESCRIPTION                                        VALUE
-----------  ------------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             COMMUNICATIONS EQUIPMENT - 1.1%
     10,353  Motorola Solutions, Inc.......................................................  $     694,480
     13,711  Plantronics, Inc..............................................................        726,957
      8,761  QUALCOMM, Inc.................................................................        651,205
                                                                                             -------------
                                                                                                 2,072,642
                                                                                             -------------
             CONSUMER FINANCE - 0.3%
     10,176  Discover Financial Services...................................................        666,426
                                                                                             -------------
             CONTAINERS & PACKAGING - 0.4%
     10,792  AptarGroup, Inc...............................................................        721,337
                                                                                             -------------
             DISTRIBUTORS - 0.4%
      7,468  Genuine Parts Co..............................................................        795,865
                                                                                             -------------
             DIVERSIFIED FINANCIAL SERVICES - 0.4%
     12,239  CBOE Holdings, Inc............................................................        776,197
                                                                                             -------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 0.3%
     18,588  AT&T, Inc.....................................................................        624,371
                                                                                             -------------
             ELECTRICAL EQUIPMENT - 0.4%
     13,049  AMETEK, Inc...................................................................        686,769
                                                                                             -------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.8%
     13,119  Amphenol Corp., Class A.......................................................        705,933
     11,851  TE Connectivity, Ltd..........................................................        749,576
                                                                                             -------------
                                                                                                 1,455,509
                                                                                             -------------
             FOOD & STAPLES RETAILING - 1.1%
      8,230  CVS Caremark Corp.............................................................        792,631
     17,266  Sysco Corp....................................................................        685,287
      8,570  Wal-Mart Stores, Inc..........................................................        735,992
                                                                                             -------------
                                                                                                 2,213,910
                                                                                             -------------
             FOOD PRODUCTS - 2.4%
     14,665  Cal-Maine Foods, Inc..........................................................        572,375
     12,985  General Mills, Inc............................................................        692,490
      6,870  Hershey (The) Co..............................................................        713,999
     12,748  Hormel Foods Corp.............................................................        664,171
      6,619  JM Smucker (The) Co...........................................................        668,387
      7,684  Lancaster Colony Corp.........................................................        719,530
      9,792  McCormick & Co., Inc..........................................................        727,545
                                                                                             -------------
                                                                                                 4,758,497
                                                                                             -------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 1.2%
      9,125  Baxter International, Inc.....................................................        668,771
      5,756  Becton, Dickinson & Co........................................................        801,005
     10,577  Medtronic, Inc................................................................        763,660
                                                                                             -------------
                                                                                                 2,233,436
                                                                                             -------------
             HEALTH CARE PROVIDERS & SERVICES - 1.9%
      8,742  Cardinal Health, Inc..........................................................        705,742
     20,009  Owens & Minor, Inc............................................................        702,516
     15,811  Patterson Cos., Inc...........................................................        760,509
     10,795  Quest Diagnostics, Inc........................................................        723,913


Page 14                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2014

  SHARES                                      DESCRIPTION                                        VALUE
-----------  ------------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
      7,595  UnitedHealth Group, Inc.......................................................  $     767,778
                                                                                             -------------
                                                                                                 3,660,458
                                                                                             -------------
             HOTELS, RESTAURANTS & LEISURE - 1.2%
      6,346  Cracker Barrel Old Country Store, Inc.........................................        893,263
      6,912  McDonald's Corp...............................................................        647,655
     23,532  Texas Roadhouse, Inc..........................................................        794,440
                                                                                             -------------
                                                                                                 2,335,358
                                                                                             -------------
             HOUSEHOLD PRODUCTS - 0.7%
      9,335  Church & Dwight Co., Inc......................................................        735,691
      7,821  Procter & Gamble (The) Co.....................................................        712,415
                                                                                             -------------
                                                                                                 1,448,106
                                                                                             -------------
             INDUSTRIAL CONGLOMERATES - 1.1%
      4,623  3M Co.........................................................................        759,651
      8,618  Danaher Corp..................................................................        738,649
      4,484  Roper Industries, Inc.........................................................        701,074
                                                                                             -------------
                                                                                                 2,199,374
                                                                                             -------------
             INSURANCE - 8.6%
      6,250  ACE, Ltd......................................................................        718,000
     11,242  AFLAC, Inc....................................................................        686,774
     17,777  Allied World Assurance Co. Holdings, AG.......................................        674,104
     10,679  Allstate Corp.................................................................        750,200
     11,316  American Financial Group, Inc.................................................        687,107
      7,471  Aon PLC.......................................................................        708,475
     13,023  Argo Group International Holdings, Ltd........................................        722,386
     15,319  Aspen Insurance Holdings, Ltd.................................................        670,513
     10,188  Assurant, Inc.................................................................        697,165
     13,839  Axis Capital Holdings, Ltd....................................................        707,034
      7,191  Chubb Corp....................................................................        744,053
      4,044  Everest Re Group, Ltd.........................................................        688,693
     13,568  HCC Insurance Holdings, Inc...................................................        726,159
     12,516  Marsh & McLennan Cos., Inc....................................................        716,416
     21,072  Montpelier Re Holdings, Ltd...................................................        754,799
      5,958  PartnerRe, Ltd................................................................        679,987
     13,585  Primerica, Inc................................................................        737,122
     12,484  Principal Financial Group, Inc................................................        648,419
     14,863  ProAssurance Corp.............................................................        671,064
      8,176  Reinsurance Group of America, Inc.............................................        716,381
      6,552  RenaissanceRe Holdings, Ltd...................................................        636,985
     12,509  Torchmark Corp................................................................        677,612
      6,974  Travelers (The) Cos., Inc.....................................................        738,198
     16,735  Validus Holdings, Ltd.........................................................        695,507
                                                                                             -------------
                                                                                                16,853,153
                                                                                             -------------
             IT SERVICES - 3.3%
      8,054  Accenture PLC, Class A........................................................        719,303
      8,989  Automatic Data Processing, Inc................................................        749,413
     15,738  Broadridge Financial Solutions, Inc...........................................        726,781
      7,807  DST Systems, Inc..............................................................        735,029


                        See Notes to Financial Statements                Page 15

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2014

  SHARES                                      DESCRIPTION                                        VALUE
-----------  ------------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             IT SERVICES (CONTINUED)
      3,445  International Business Machines Corp..........................................  $     552,716
     11,769  Jack Henry & Associates, Inc..................................................        731,325
      8,864  MasterCard, Inc., Class A.....................................................        763,722
     14,822  Paychex, Inc..................................................................        684,332
      3,069  Visa, Inc., Class A...........................................................        804,692
                                                                                             -------------
                                                                                                 6,467,313
                                                                                             -------------
             LEISURE PRODUCTS - 0.3%
     21,375  Mattel, Inc...................................................................        661,449
                                                                                             -------------
             MACHINERY - 2.8%
     10,384  CLARCOR, Inc..................................................................        691,990
      4,970  Cummins, Inc..................................................................        716,525
     16,120  Donaldson Co., Inc............................................................        622,715
      9,050  IDEX Corp.....................................................................        704,452
     22,948  Mueller Industries, Inc.......................................................        783,445
     11,061  Toro (The) Co.................................................................        705,802
      4,858  Valmont Industries, Inc.......................................................        616,966
      8,085  Wabtec Corp...................................................................        702,506
                                                                                             -------------
                                                                                                 5,544,401
                                                                                             -------------
             MEDIA - 1.7%
     12,182  Comcast Corp., Class A........................................................        706,678
      9,649  Morningstar, Inc..............................................................        624,387
      9,514  Omnicom Group, Inc............................................................        737,050
      8,390  Scripps Networks Interactive, Inc., Class A...................................        631,515
      7,359  Walt Disney (The) Co..........................................................        693,144
                                                                                             -------------
                                                                                                 3,392,774
                                                                                             -------------
             METALS & MINING - 0.3%
      8,594  Kaiser Aluminum Corp..........................................................        613,869
                                                                                             -------------
             MULTI-UTILITIES - 0.4%
     15,235  Wisconsin Energy Corp.........................................................        803,494
                                                                                             -------------
             MULTILINE RETAIL - 0.4%
     11,254  Macy's, Inc...................................................................        739,951
                                                                                             -------------
             OIL, GAS & CONSUMABLE FUELS - 1.0%
      5,487  Chevron Corp..................................................................        615,531
      8,563  ConocoPhillips................................................................        591,361
      6,966  Exxon Mobil Corp..............................................................        644,007
                                                                                             -------------
                                                                                                 1,850,899
                                                                                             -------------
             PHARMACEUTICALS - 1.0%
     10,100  Eli Lilly & Co................................................................        696,799
      6,148  Johnson & Johnson.............................................................        642,896
     22,154  Pfizer, Inc...................................................................        690,097
                                                                                             -------------
                                                                                                 2,029,792
                                                                                             -------------
             PROFESSIONAL SERVICES - 0.4%
      8,765  Equifax, Inc..................................................................        708,826
                                                                                             -------------


Page 16                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2014

  SHARES                                      DESCRIPTION                                        VALUE
-----------  ------------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             REAL ESTATE INVESTMENT TRUSTS - 1.0%
     53,517  Capstead Mortgage Corp........................................................  $     657,189
     30,573  PennyMac Mortgage Investment Trust............................................        644,784
      3,949  Public Storage................................................................        729,973
                                                                                             -------------
                                                                                                 2,031,946
                                                                                             -------------
             ROAD & RAIL - 0.7%
      9,075  Landstar System, Inc..........................................................        658,210
      6,044  Union Pacific Corp............................................................        720,021
                                                                                             -------------
                                                                                                 1,378,231
                                                                                             -------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.8%
     13,236  Analog Devices, Inc...........................................................        734,863
     13,735  Texas Instruments, Inc........................................................        734,342
                                                                                             -------------
                                                                                                 1,469,205
                                                                                             -------------
             SOFTWARE - 1.5%
     23,449  CA, Inc.......................................................................        714,022
          7  CDK Global, Inc...............................................................            285
      5,396  FactSet Research Systems, Inc.................................................        759,487
     14,130  Microsoft Corp................................................................        656,339
     17,112  Oracle Corp...................................................................        769,527
                                                                                             -------------
                                                                                                 2,899,660
                                                                                             -------------
             SPECIALTY RETAIL - 2.7%
     26,173  Finish Line (The), Inc., Class A..............................................        636,265
      7,140  Home Depot (The), Inc.........................................................        749,486
      9,347  PetSmart, Inc.................................................................        759,864
      8,668  Ross Stores, Inc..............................................................        817,046
     11,076  TJX (The) Cos., Inc...........................................................        759,592
     10,650  Tractor Supply Co.............................................................        839,433
      9,841  Williams-Sonoma, Inc..........................................................        744,767
                                                                                             -------------
                                                                                                 5,306,453
                                                                                             -------------
             TEXTILES, APPAREL & LUXURY GOODS - 0.8%
      3,976  Ralph Lauren Corp.............................................................        736,196
      9,924  VF Corp.......................................................................        743,308
                                                                                             -------------
                                                                                                 1,479,504
                                                                                             -------------
             THRIFTS & MORTGAGE FINANCE - 0.4%
     55,422  Capitol Federal Financial, Inc................................................        708,293
                                                                                             -------------
             TOBACCO - 0.4%
     11,105  Reynolds American, Inc........................................................        713,718
                                                                                             -------------
             TRADING COMPANIES & DISTRIBUTORS - 0.3%
      2,602  W.W. Grainger, Inc............................................................        663,224
                                                                                             -------------
             TOTAL COMMON STOCKS                                                               106,119,766
             (Cost $93,829,059)                                                              -------------


                        See Notes to Financial Statements                Page 17

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2014

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY         VALUE
-----------  ----------------------------------------------------  ---------  -------------  -------------
CORPORATE BONDS AND NOTES - 35.7%

             AEROSPACE & DEFENSE - 0.9%
$   200,000  Boeing (The) Co.....................................    2.35%      10/30/21     $     198,990
     25,000  Boeing (The) Co.....................................    6.63%      02/15/38            35,261
    300,000  Boeing Capital Corp.................................    4.70%      10/27/19           334,309
    200,000  Northrop Grumman Corp...............................    5.05%      11/15/40           226,699
    250,000  United Technologies Corp............................    1.80%      06/01/17           253,417
    450,000  United Technologies Corp............................    3.10%      06/01/22           459,905
    100,000  United Technologies Corp............................    6.05%      06/01/36           132,390
    100,000  United Technologies Corp............................    4.50%      06/01/42           109,321
                                                                                             -------------
                                                                                                 1,750,292
                                                                                             -------------
             AUTOMOBILES - 0.6%
    500,000  Ford Motor Credit Co., LLC..........................    2.88%      10/01/18           509,222
    650,000  Ford Motor Credit Co., LLC..........................    4.38%      08/06/23           696,127
                                                                                             -------------
                                                                                                 1,205,349
                                                                                             -------------
             BANKS - 5.3%
  1,200,000  Bank of America Corp................................    2.60%      01/15/19         1,210,021
    775,000  Bank of America Corp................................    5.70%      01/24/22           899,115
    150,000  Bank of America Corp................................    4.00%      04/01/24           156,365
    225,000  Bank of America Corp................................    5.88%      02/07/42           282,610
    100,000  Bank of America Corp................................    4.88%      04/01/44           110,927
    150,000  Citigroup, Inc......................................    4.30%      11/20/26           150,009
    625,000  Citigroup, Inc......................................    4.45%      01/10/17           660,996
    200,000  Citigroup, Inc......................................    2.50%      09/26/18           202,516
    725,000  Citigroup, Inc......................................    4.50%      01/14/22           793,449
    200,000  Citigroup, Inc......................................    6.13%      08/25/36           239,177
    200,000  Citigroup, Inc......................................    5.88%      01/30/42           252,511
    100,000  Citigroup, Inc......................................    6.68%      09/13/43           129,776
    600,000  HSBC USA, Inc.......................................    1.63%      01/16/18           598,129
    500,000  HSBC USA, Inc.......................................    4.88%      08/24/20           552,579
    150,000  JPMorgan Chase & Co.................................    2.20%      10/22/19           148,875
    650,000  JPMorgan Chase & Co.................................    4.63%      05/10/21           716,379
    225,000  JPMorgan Chase & Co.................................    3.20%      01/25/23           225,492
    400,000  JPMorgan Chase & Co.................................    3.88%      02/01/24           417,452
    100,000  JPMorgan Chase & Co.................................    4.13%      12/15/26           100,336
    400,000  JPMorgan Chase & Co.................................    6.40%      05/15/38           524,384
    100,000  JPMorgan Chase & Co.................................    4.85%      02/01/44           111,381
    325,000  PNC Financial Services Group (The), Inc.............    3.90%      04/29/24           330,958
    125,000  Wells Fargo & Co....................................    2.13%      04/22/19           125,095
    850,000  Wells Fargo & Co....................................    3.00%      01/22/21           867,165
    225,000  Wells Fargo & Co....................................    3.30%      09/09/24           226,688
    200,000  Wells Fargo & Co....................................    5.95%      08/26/36           253,889
                                                                                             -------------
                                                                                                10,286,274
                                                                                             -------------
             BEVERAGES - 0.8%
    325,000  Anheuser-Busch Inbev Finance, Inc...................    4.63%      02/01/44           354,953
    650,000  Anheuser-Busch Inbev Worldwide, Inc.................    2.50%      07/15/22           632,798
    525,000  Coca-Cola (The) Co..................................    3.20%      11/01/23           541,138
                                                                                             -------------
                                                                                                 1,528,889
                                                                                             -------------


Page 18                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2014

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY         VALUE
-----------  ----------------------------------------------------  ---------  -------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             BIOTECHNOLOGY - 0.5%
$   150,000  Amgen, Inc..........................................    3.63%      05/22/24     $     152,761
    300,000  Amgen, Inc..........................................    5.38%      05/15/43           349,865
     75,000  Gilead Sciences, Inc................................    2.35%      02/01/20            75,493
    150,000  Gilead Sciences, Inc................................    3.50%      02/01/25           154,280
    100,000  Gilead Sciences, Inc................................    4.80%      04/01/44           111,376
     75,000  Gilead Sciences, Inc................................    4.50%      02/01/45            80,496
                                                                                             -------------
                                                                                                   924,271
                                                                                             -------------
             CAPITAL MARKETS - 2.4%
    575,000  Goldman Sachs Group (The), Inc......................    6.15%      04/01/18           645,678
    100,000  Goldman Sachs Group (The), Inc......................    2.55%      10/23/19            99,747
    500,000  Goldman Sachs Group (The), Inc......................    3.63%      01/22/23           507,190
    600,000  Goldman Sachs Group (The), Inc......................    4.00%      03/03/24           623,605
    400,000  Goldman Sachs Group (The), Inc......................    6.25%      02/01/41           507,465
    200,000  Morgan Stanley......................................    2.13%      04/25/18           200,275
    495,000  Morgan Stanley......................................    2.50%      01/24/19           495,924
    550,000  Morgan Stanley......................................    5.50%      07/28/21           625,055
    300,000  Morgan Stanley......................................    3.75%      02/25/23           308,284
    250,000  Morgan Stanley......................................    3.88%      04/29/24           257,009
    350,000  Morgan Stanley......................................    6.38%      07/24/42           466,537
                                                                                             -------------
                                                                                                 4,736,769
                                                                                             -------------
             CHEMICALS - 0.4%
    375,000  Dow Chemical (The) Co...............................    8.55%      05/15/19           466,655
    150,000  Dow Chemical (The) Co...............................    3.00%      11/15/22           146,814
     25,000  Dow Chemical (The) Co...............................    4.25%      10/01/34            24,635
     25,000  Dow Chemical (The) Co...............................    4.63%      10/01/44            25,419
     50,000  Eastman Chemical Co.................................    4.65%      10/15/44            51,371
                                                                                             -------------
                                                                                                   714,894
                                                                                             -------------
             COMMERCIAL SERVICES & SUPPLIES - 0.1%
    180,000  Waste Management, Inc...............................    3.50%      05/15/24           182,616
                                                                                             -------------
             COMMUNICATIONS EQUIPMENT - 0.2%
    225,000  Cisco Systems, Inc..................................    3.63%      03/04/24           234,738
    150,000  Cisco Systems, Inc..................................    5.90%      02/15/39           189,466
                                                                                             -------------
                                                                                                   424,204
                                                                                             -------------
             CONSUMER FINANCE - 1.6%
     50,000  American Express Co.................................    8.13%      05/20/19            61,910
    350,000  American Express Co.................................    3.63%      12/05/24           353,643
    550,000  American Express Credit Corp........................    2.80%      09/19/16           566,412
    600,000  American Express Credit Corp........................    2.13%      07/27/18           605,841
    175,000  Capital One Financial Corp..........................    2.45%      04/24/19           174,776
    475,000  Capital One Financial Corp..........................    3.75%      04/24/24           486,202
    800,000  Caterpillar Financial Services Corp.................    1.63%      06/01/17           805,448
    100,000  Caterpillar Financial Services Corp.................    3.25%      12/01/24           101,535
                                                                                             -------------
                                                                                                 3,155,767
                                                                                             -------------


                        See Notes to Financial Statements                Page 19

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2014

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY         VALUE
-----------  ----------------------------------------------------  ---------  -------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             DIVERSIFIED FINANCIAL SERVICES - 0.9%
$   500,000  General Electric Capital Corp.......................    5.63%      09/15/17     $     555,237
    275,000  General Electric Capital Corp.......................    4.63%      01/07/21           306,918
    100,000  General Electric Capital Corp.......................    3.45%      05/15/24           103,450
    575,000  General Electric Capital Corp.......................    6.75%      03/15/32           787,594
                                                                                             -------------
                                                                                                 1,753,199
                                                                                             -------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 1.6%
    500,000  AT&T, Inc...........................................    1.70%      06/01/17           502,279
    225,000  AT&T, Inc...........................................    3.88%      08/15/21           235,762
    100,000  AT&T, Inc...........................................    3.90%      03/11/24           102,964
    325,000  AT&T, Inc...........................................    4.80%      06/15/44           332,474
    200,000  Verizon Communications, Inc. (a)....................    1.77%      09/15/16           203,711
    406,000  Verizon Communications, Inc. (b)....................    2.63%      02/21/20           401,836
    375,000  Verizon Communications, Inc.........................    5.15%      09/15/23           414,380
    400,000  Verizon Communications, Inc.........................    6.55%      09/15/43           513,210
    349,000  Verizon Communications, Inc. (b)....................    5.01%      08/21/54           362,642
                                                                                             -------------
                                                                                                 3,069,258
                                                                                             -------------
             ELECTRIC UTILITIES - 3.2%
    225,000  Alabama Power Co....................................    4.15%      08/15/44           237,245
    575,000  American Electric Power Co., Inc....................    1.65%      12/15/17           575,559
    150,000  Appalachian Power Co................................    4.40%      05/15/44           158,282
    225,000  CenterPoint Energy Houston Electric LLC.............    2.25%      08/01/22           215,882
    245,000  CenterPoint Energy Houston Electric LLC.............    4.50%      04/01/44           274,612
    100,000  Commonwealth Edison Co..............................    3.40%      09/01/21           104,413
    375,000  Constellation Energy Group, Inc.....................    5.15%      12/01/20           415,733
    300,000  Duke Energy Carolinas LLC...........................    6.00%      01/15/38           396,220
    200,000  Duke Energy Corp....................................    3.55%      09/15/21           209,106
    175,000  Duke Energy Corp....................................    3.75%      04/15/24           182,396
    200,000  Florida Power & Light Co............................    3.25%      06/01/24           205,242
    160,000  Florida Power & Light Co............................    4.05%      06/01/42           170,144
    260,000  Metropolitan Edison Co. (b).........................    3.50%      03/15/23           259,095
    100,000  MidAmerican Energy Co...............................    3.50%      10/15/24           103,700
    200,000  MidAmerican Energy Co...............................    4.80%      09/15/43           233,179
    100,000  MidAmerican Energy Co...............................    4.40%      10/15/44           110,436
    125,000  Monongahela Power Co. (b)...........................    5.40%      12/15/43           150,687
    625,000  NV Energy, Inc......................................    6.25%      11/15/20           735,216
    150,000  Ohio Edison Co......................................    6.88%      07/15/36           203,654
    345,000  Public Service Electric & Gas Co....................    2.38%      05/15/23           332,412
    175,000  Public Service Electric & Gas Co....................    3.95%      05/01/42           181,843
    200,000  Southern California Edison Co.......................    3.50%      10/01/23           210,637
    100,000  Southwestern Electric Power Co......................    6.20%      03/15/40           130,144
    150,000  Virginia Electric and Power Co......................    3.45%      02/15/24           154,751
    325,000  Virginia Electric and Power Co......................    4.45%      02/15/44           356,498
                                                                                             -------------
                                                                                                 6,307,086
                                                                                             -------------
             FOOD & STAPLES RETAILING - 1.0%
    620,000  CVS Caremark Corp...................................    4.00%      12/05/23           657,333
    150,000  Kroger (The) Co.....................................    3.30%      01/15/21           152,423
     50,000  Kroger (The) Co.....................................    2.95%      11/01/21            49,666
    250,000  Kroger (The) Co.....................................    5.15%      08/01/43           285,752


Page 20               See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2014

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY         VALUE
-----------  ----------------------------------------------------  ---------  -------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             FOOD & STAPLES RETAILING (CONTINUED)
$   200,000  Wal-Mart Stores, Inc................................    3.30%      04/22/24     $     206,906
    475,000  Wal-Mart Stores, Inc................................    5.63%      04/15/41           608,864
                                                                                             -------------
                                                                                                 1,960,944
                                                                                             -------------
             FOOD PRODUCTS - 0.2%
    150,000  General Mills, Inc..................................    2.20%      10/21/19           148,908
    300,000  Kraft Foods Group, Inc..............................    5.00%      06/04/42           331,520
                                                                                             -------------
                                                                                                   480,428
                                                                                             -------------
             GAS UTILITIES - 0.1%
    200,000  Southern California Gas Co..........................    3.15%      09/15/24           202,520
                                                                                             -------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 0.1%
    100,000  Medtronic, Inc. (b).................................    3.15%      03/15/22           101,430
     50,000  Medtronic, Inc. (b).................................    3.50%      03/15/25            51,258
     50,000  Medtronic, Inc. (b).................................    4.63%      03/15/45            54,427
                                                                                             -------------
                                                                                                   207,115
                                                                                             -------------
             HEALTH CARE PROVIDERS & SERVICES - 0.9%
    175,000  Aetna, Inc..........................................    3.50%      11/15/24           178,239
    250,000  Cigna Corp..........................................    5.13%      06/15/20           278,939
    550,000  UnitedHealth Group, Inc.............................    1.63%      03/15/19           542,694
    275,000  UnitedHealth Group, Inc.............................    4.70%      02/15/21           309,918
     50,000  UnitedHealth Group, Inc.............................    2.88%      12/15/21            50,648
    100,000  UnitedHealth Group, Inc.............................    2.88%      03/15/23            99,536
    150,000  UnitedHealth Group, Inc.............................    6.88%      02/15/38           211,191
                                                                                             -------------
                                                                                                 1,671,165
                                                                                             -------------
             HOUSEHOLD DURABLES - 0.1%
    150,000  Whirlpool Corp......................................    3.70%      05/01/25           152,134
                                                                                             -------------
             INDEPENDENT POWER AND RENEWABLE ELECTRICITY
                PRODUCERS - 0.1%
    175,000  NextEra Energy Capital Holdings, Inc................    2.40%      09/15/19           175,027
                                                                                             -------------
             INDUSTRIAL CONGLOMERATES - 0.1%
    275,000  General Electric Co.................................    4.50%      03/11/44           303,559
                                                                                             -------------
             INSURANCE - 2.3%
    600,000  American International Group, Inc...................    5.85%      01/16/18           671,331
    300,000  American International Group, Inc...................    3.38%      08/15/20           312,038
    200,000  American International Group, Inc...................    4.13%      02/15/24           213,308
    200,000  American International Group, Inc...................    6.25%      05/01/36           260,022
    250,000  CNA Financial Corp..................................    3.95%      05/15/24           253,270
    150,000  Hartford Financial Services Group (The), Inc........    5.13%      04/15/22           168,872
    150,000  Hartford Financial Services Group (The), Inc........    5.95%      10/15/36           185,594
    850,000  MetLife, Inc........................................    6.75%      06/01/16           916,693
    175,000  MetLife, Inc........................................    3.60%      04/10/24           179,945
    300,000  MetLife, Inc........................................    4.88%      11/13/43           340,183
    225,000  Prudential Financial, Inc...........................    3.50%      05/15/24           229,158
    125,000  Prudential Financial, Inc...........................    4.60%      05/15/44           132,281
    300,000  Travelers (The) Cos., Inc...........................    5.75%      12/15/17           335,028
    225,000  Travelers (The) Cos., Inc...........................    6.75%      06/20/36           317,812
                                                                                             -------------
                                                                                                 4,515,535
                                                                                             -------------
             IT SERVICES - 0.3%
    600,000  International Business Machines Corp................    1.63%      05/15/20           579,053
                                                                                             -------------


                        See Notes to Financial Statements                Page 21

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2014

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY         VALUE
-----------  ----------------------------------------------------  ---------  -------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             MACHINERY - 0.1%
$   225,000  Caterpillar, Inc....................................    3.90%      05/27/21     $     243,997
                                                                                             -------------
             MEDIA - 2.2%
    150,000  21st Century Fox America, Inc.......................    3.00%      09/15/22           149,242
    150,000  21st Century Fox America, Inc.......................    5.40%      10/01/43           179,285
     75,000  21st Century Fox America, Inc. (b)..................    4.75%      09/15/44            82,293
    275,000  CBS Corp............................................    2.30%      08/15/19           272,010
    250,000  Comcast Corp........................................    2.85%      01/15/23           248,775
    525,000  Comcast Corp........................................    4.25%      01/15/33           557,705
    325,000  DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.....    5.20%      03/15/20           359,781
    300,000  DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.....    4.45%      04/01/24           314,486
    175,000  NBCUniversal Media LLC..............................    2.88%      01/15/23           175,138
     50,000  Time Warner Cable, Inc..............................    6.75%      07/01/18            57,389
    225,000  Time Warner Cable, Inc..............................    4.50%      09/15/42           232,210
    100,000  Time Warner, Inc....................................    2.10%      06/01/19            98,623
    250,000  Time Warner, Inc....................................    4.88%      03/15/20           275,400
    100,000  Time Warner, Inc....................................    3.55%      06/01/24            99,809
    200,000  Time Warner, Inc....................................    6.50%      11/15/36           255,252
     50,000  Viacom, Inc.........................................    2.75%      12/15/19            50,156
    225,000  Viacom, Inc.........................................    3.88%      04/01/24           226,291
     50,000  Viacom, Inc.........................................    4.85%      12/15/34            51,330
     50,000  Viacom, Inc.........................................    6.88%      04/30/36            63,663
    100,000  Walt Disney (The) Co................................    5.50%      03/15/19           114,245
    250,000  Walt Disney (The) Co................................    2.35%      12/01/22           245,579
    275,000  Walt Disney (The) Co................................    4.13%      06/01/44           289,704
                                                                                             -------------
                                                                                                 4,398,366
                                                                                             -------------
             METALS & MINING - 0.4%
    500,000  Freeport-McMoRan Copper & Gold, Inc.................    2.38%      03/15/18           494,880
    275,000  Newmont Mining Corp.................................    5.13%      10/01/19           295,012
                                                                                             -------------
                                                                                                   789,892
                                                                                             -------------
             MULTI-UTILITIES - 0.4%
    100,000  Consolidated Edison Co. of New York, Inc............    3.30%      12/01/24           102,044
    285,000  Consolidated Edison Co. of New York, Inc............    4.45%      03/15/44           309,516
     50,000  Dominion Gas Holdings LLC...........................    2.50%      12/15/19            50,182
     50,000  Dominion Gas Holdings LLC...........................    4.60%      12/15/44            52,593
    223,000  San Diego Gas & Electric Co.........................    3.60%      09/01/23           234,884
                                                                                             -------------
                                                                                                   749,219
                                                                                             -------------
             MULTILINE RETAIL - 0.1%
    250,000  Macy's Retail Holdings, Inc.........................    3.63%      06/01/24           253,432
                                                                                             -------------
             OIL, GAS & CONSUMABLE FUELS - 3.3%
    175,000  Chevron Corp........................................    2.19%      11/15/19           175,846
     50,000  ConocoPhillips Co...................................    2.88%      11/15/21            50,575
    350,000  ConocoPhillips Co...................................    2.40%      12/15/22           335,523
     50,000  ConocoPhillips Co...................................    4.15%      11/15/34            51,475
    275,000  ConocoPhillips Co...................................    6.50%      02/01/39           366,633
    160,000  Continental Resources, Inc..........................    4.50%      04/15/23           152,443
    100,000  Continental Resources, Inc..........................    4.90%      06/01/44            86,980
    300,000  DCP Midstream Operating L.P.........................    4.95%      04/01/22           318,917


Page 22                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2014

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY         VALUE
-----------  ----------------------------------------------------  ---------  -------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             OIL, GAS & CONSUMABLE FUELS (CONTINUED)
$   225,000  Devon Energy Corp...................................    2.25%      12/15/18     $     224,399
    325,000  Devon Energy Corp...................................    3.25%      05/15/22           319,784
    125,000  Devon Energy Corp...................................    5.60%      07/15/41           139,359
    100,000  Enbridge Energy Partners L.P........................    5.50%      09/15/40            98,362
    500,000  Energy Transfer Partners L.P........................    3.60%      02/01/23           484,671
    225,000  Energy Transfer Partners L.P........................    6.50%      02/01/42           259,501
    200,000  Kinder Morgan Energy Partners L.P...................    3.95%      09/01/22           198,637
     50,000  Kinder Morgan Energy Partners L.P...................    4.25%      09/01/24            50,197
    175,000  Kinder Morgan Energy Partners L.P...................    6.95%      01/15/38           202,590
     50,000  Kinder Morgan, Inc..................................    3.05%      12/01/19            49,659
     50,000  Kinder Morgan, Inc..................................    4.30%      06/01/25            50,127
     25,000  Marathon Petroleum Corp.............................    3.63%      09/15/24            24,550
    750,000  ONEOK Partners L.P..................................    2.00%      10/01/17           746,307
    175,000  ONEOK Partners L.P..................................    3.38%      10/01/22           162,262
    425,000  Phillips 66.........................................    4.30%      04/01/22           449,367
     75,000  Phillips 66.........................................    5.88%      05/01/42            86,683
    350,000  Pioneer Natural Resources Co........................    3.95%      07/15/22           346,988
     50,000  Plains All American Pipeline L.P./PAA Finance Corp..    2.60%      12/15/19            49,710
    200,000  Plains All American Pipeline L.P./PAA Finance Corp..    3.85%      10/15/23           203,216
    350,000  Spectra Energy Capital LLC..........................    3.30%      03/15/23           333,044
    411,000  Spectra Energy Partners L.P.........................    4.75%      03/15/24           441,365
     75,000  Valero Energy Corp..................................    6.63%      06/15/37            88,826
                                                                                             -------------
                                                                                                 6,547,996
                                                                                             -------------
             PHARMACEUTICALS - 1.1%
    425,000  AbbVie, Inc.........................................    1.75%      11/06/17           426,217
    100,000  AbbVie, Inc.........................................    2.90%      11/06/22            98,624
    100,000  AbbVie, Inc.........................................    4.40%      11/06/42           103,585
    100,000  Johnson & Johnson...................................    2.45%      12/05/21           100,420
    175,000  Johnson & Johnson...................................    5.85%      07/15/38           239,843
    700,000  Novartis Capital Corp...............................    3.40%      05/06/24           729,653
    250,000  Pfizer, Inc.........................................    3.40%      05/15/24           260,616
    100,000  Pfizer, Inc.........................................    4.40%      05/15/44           109,236
                                                                                             -------------
                                                                                                 2,068,194
                                                                                             -------------
             REAL ESTATE INVESTMENT TRUSTS - 0.6%
    300,000  Boston Properties L.P...............................    3.85%      02/01/23           311,948
    375,000  Simon Property Group L.P............................    3.38%      10/01/24           382,209
    450,000  Weyerhaeuser Co.....................................    4.63%      09/15/23           485,576
                                                                                             -------------
                                                                                                 1,179,733
                                                                                             -------------
             ROAD & RAIL - 0.8%
    450,000  Burlington Northern Santa Fe LLC....................    3.00%      03/15/23           449,377
    325,000  Burlington Northern Santa Fe LLC....................    5.15%      09/01/43           376,242
    125,000  CSX Corp............................................    3.40%      08/01/24           126,862
    200,000  CSX Corp............................................    4.50%      08/01/54           210,448
    325,000  Ryder System, Inc...................................    2.45%      09/03/19           323,063
                                                                                             -------------
                                                                                                 1,485,992
                                                                                             -------------


                        See Notes to Financial Statements                Page 23

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2014

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY         VALUE
-----------  ----------------------------------------------------  ---------  -------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.3%
$   375,000  Intel Corp..........................................    2.70%      12/15/22     $     373,432
    160,000  Intel Corp..........................................    4.80%      10/01/41           176,403
                                                                                             -------------
                                                                                                   549,835
                                                                                             -------------
             SOFTWARE - 0.7%
    150,000  Microsoft Corp......................................    3.63%      12/15/23           160,821
    275,000  Microsoft Corp......................................    4.88%      12/15/43           325,024
    100,000  Oracle Corp.........................................    2.38%      01/15/19           101,828
     50,000  Oracle Corp.........................................    2.25%      10/08/19            50,391
    200,000  Oracle Corp.........................................    2.50%      10/15/22           195,160
    200,000  Oracle Corp.........................................    3.63%      07/15/23           210,127
    300,000  Oracle Corp.........................................    5.38%      07/15/40           361,225
                                                                                             -------------
                                                                                                 1,404,576
                                                                                             -------------
             SPECIALTY RETAIL - 0.4%
    450,000  Home Depot (The), Inc...............................    4.40%      04/01/21           501,305
    225,000  Home Depot (The), Inc...............................    5.40%      09/15/40           277,531
                                                                                             -------------
                                                                                                   778,836
                                                                                             -------------
             TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.0%
    300,000  Apple, Inc..........................................    2.85%      05/06/21           307,154
    275,000  Apple, Inc..........................................    2.40%      05/03/23           267,599
     50,000  Apple, Inc..........................................    3.85%      05/04/43            50,165
    175,000  Apple, Inc..........................................    4.45%      05/06/44           193,335
    475,000  Hewlett-Packard Co..................................    2.60%      09/15/17           484,232
    550,000  Hewlett-Packard Co..................................    3.75%      12/01/20           569,405
                                                                                             -------------
                                                                                                 1,871,890
                                                                                             -------------
             TOBACCO - 0.5%
    575,000  Altria Group, Inc...................................    2.85%      08/09/22           559,670
    200,000  Altria Group, Inc...................................   10.20%      02/06/39           349,294
                                                                                             -------------
                                                                                                   908,964
                                                                                             -------------
             TRADING COMPANIES & DISTRIBUTORS - 0.1%
    100,000  GATX Corp...........................................    2.60%      03/30/20            98,617
                                                                                             -------------

             TOTAL CORPORATE BONDS AND NOTES...............................................     69,615,887
             (Cost $68,040,867)                                                              -------------

U.S. GOVERNMENT BONDS AND NOTES - 5.6%

    475,000  U.S. Treasury Bond..................................    5.38%        02/15/31         662,217
    790,000  U.S. Treasury Bond..................................    4.50%        02/15/36       1,053,971
    880,000  U.S. Treasury Bond..................................    3.63%        02/15/44       1,035,719
    150,000  U.S. Treasury Note (c)..............................    0.25%        05/15/16         149,695
  2,150,000  U.S. Treasury Note..................................    1.38%        09/30/18       2,148,153
    980,000  U.S. Treasury Note..................................    2.50%        05/15/24       1,009,629
    425,000  U.S. Treasury Note..................................    0.88%        10/15/17         423,406
  2,525,000  U.S. Treasury Note..................................    1.50%        10/31/19       2,509,810
  1,925,000  U.S. Treasury Note..................................    2.13%        09/30/21       1,946,807
                                                                                             -------------
             TOTAL U.S. GOVERNMENT BONDS AND NOTES.........................................     10,939,407
             (Cost $10,810,775)                                                              -------------


Page 24                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2014

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY         VALUE
-----------  ----------------------------------------------------  ---------  -------------  -------------
FOREIGN CORPORATE BONDS AND NOTES - 0.4%

             CAPITAL MARKETS - 0.1%
$   150,000  Credit Suisse.......................................    5.40%      01/14/20     $     167,929
                                                                                             -------------
             CHEMICALS - 0.2%
    275,000  LYB International Finance, B.V......................    4.00%      07/15/23           281,815
    175,000  LYB International Finance, B.V......................    4.88%      03/15/44           180,742
                                                                                             -------------
                                                                                                   462,557
                                                                                             -------------
             OIL, GAS & CONSUMABLE FUELS - 0.1%
    125,000  Encana Corp.........................................    6.63%      08/15/37           136,546
    100,000  Encana Corp.........................................    5.15%      11/15/41            91,955
                                                                                             -------------
                                                                                                   228,501
                                                                                             -------------
             TOTAL FOREIGN CORPORATE BONDS AND NOTES.......................................        858,987
             (Cost $870,388)                                                                 -------------

             TOTAL INVESTMENTS - 96.1%.....................................................    187,534,047
             (Cost $173,551,089) (d)

             NET OTHER ASSETS AND LIABILITIES - 3.9%.......................................      7,604,711
                                                                                             -------------
             NET ASSETS - 100.0%...........................................................  $ 195,138,758
                                                                                             =============

-----------------------------
(a) Floating rate security. The interest rate shown reflects the rate in effect at December 31, 2014.

(b) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the 1933 Act, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgement. At December 31, 2014, securities noted as such amounted to $1,463,668 or 0.75% of net assets.

(c) All or a portion of this security is segregated as collateral for open futures contracts.

(d) Aggregate cost for federal income tax purposes is $173,557,209. As of December 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $15,015,029 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,038,191.


                        See Notes to Financial Statements                Page 25

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2014


VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                       LEVEL 2        LEVEL 3
                                                         TOTAL          LEVEL 1      SIGNIFICANT    SIGNIFICANT
                                                        VALUE AT         QUOTED       OBSERVABLE    UNOBSERVABLE
INVESTMENTS                                            12/31/2014        PRICES         INPUTS         INPUTS
                                                      ------------    ------------   ------------   ------------
Common Stocks*....................................    $106,119,766    $106,119,766   $         --   $         --
Corporate Bonds and Notes*........................      69,615,887              --     69,615,887             --
U.S. Government Bonds and Notes...................      10,939,407              --     10,939,407             --
Foreign Corporate Bonds and Notes*................         858,987              --        858,987             --
                                                      ------------    ------------   ------------   ------------
Total Investments.................................    $187,534,047    $106,119,766   $ 81,414,281   $         --
                                                      ------------    ------------   ------------   ------------
Other Financial Instruments:
Futures Contracts**...............................        (129,374)       (129,374)            --             --
                                                      ------------    ------------   ------------   ------------
Total.............................................    $187,404,673    $105,990,392   $ 81,414,281   $         --
                                                      ============    ============   ============   ============


*     See Portfolio of Investments for industry breakout.

** Includes appreciation/depreciation on futures contracts as presented on the Statements of Operations. Only the current day's variation margin is presented on the Statements of Assets and Liabilities.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2014.

OPEN FUTURES CONTRACTS AT DECEMBER 31, 2014 (see Note 2D - Futures Contracts in the Notes to Financial Statements):

                                                                                                      UNREALIZED
                                                     NUMBER OF       EXPIRATION       NOTIONAL      APPRECIATION/
SHORT FUTURES CONTRACTS                              CONTRACTS         MONTH           VALUE        (DEPRECIATION)
------------------------------------------------    ------------    ------------    ------------    --------------
U.S. Treasury 5-Year Notes                               21           Mar-2015      $  2,497,523      $   (3,683)
U.S. Treasury 10-Year Notes                              68           Mar-2015         8,622,187         (49,012)
Ultra Long Term U.S. Treasury Bond Futures               13           Mar-2015         2,147,438         (76,679)
                                                                                    ------------      ----------
Total Futures Contracts                                                             $ 13,267,148      $ (129,374)
                                                                                    ============      ==========


Page 26                 See Notes to Financial Statements

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2014

  SHARES                                      DESCRIPTION                                        VALUE
-----------  ------------------------------------------------------------------------------  -------------
EXCHANGE-TRADED FUNDS -- 46.5%

     32,820  First Trust Preferred Securities and Income ETF (a)...........................  $     618,985
     22,060  First Trust Senior Loan Fund (a)..............................................      1,069,469
     12,000  First Trust Tactical High Yield ETF (a).......................................        596,280
         45  iShares 20+ Year Treasury Bond ETF............................................          5,666
         40  iShares 3-7 Year Treasury Bond ETF............................................          4,892
      5,240  iShares iBoxx $ Investment Grade Corporate Bond ETF...........................        625,708
      3,014  iShares MBS ETF...............................................................        329,491
        180  ProShares UltraShort Lehman 7-10 Year Treasury (b)............................          4,459
                                                                                             -------------
             TOTAL EXCHANGE-TRADED FUNDS ..................................................      3,254,950
             (Cost $3,286,855)                                                               -------------

COMMON STOCKS -- 23.9%

             AEROSPACE & DEFENSE -- 0.7%
        191  Boeing (The) Co...............................................................         24,826
        261  Honeywell International, Inc..................................................         26,079
                                                                                             -------------
                                                                                                    50,905
                                                                                             -------------
             AUTO COMPONENTS -- 0.4%
        532  Johnson Controls, Inc.........................................................         25,717
                                                                                             -------------
             AUTOMOBILES -- 0.4%
        208  Toyota Motor Corp., ADR.......................................................         26,100
                                                                                             -------------
             BANKS -- 0.7%
        402  JPMorgan Chase & Co...........................................................         25,157
        463  Wells Fargo & Co..............................................................         25,382
                                                                                             -------------
                                                                                                    50,539
                                                                                             -------------
             BEVERAGES -- 0.4%
        220  Anheuser-Busch InBev N.V., ADR................................................         24,710
                                                                                             -------------
             CAPITAL MARKETS -- 1.1%
        199  Ameriprise Financial, Inc.....................................................         26,318
         71  BlackRock, Inc................................................................         25,387
        609  Invesco Ltd...................................................................         24,067
                                                                                             -------------
                                                                                                    75,772
                                                                                             -------------
             CHEMICALS -- 0.3%
        227  LyondellBasell Industries N.V., Class A.......................................         18,022
                                                                                             -------------
             COMMUNICATIONS EQUIPMENT -- 0.3%
        322  QUALCOMM, Inc.................................................................         23,934
                                                                                             -------------
             CONSUMER FINANCE -- 0.3%
        293  Capital One Financial Corp....................................................         24,187
                                                                                             -------------
             DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.3%
        483  Verizon Communications, Inc...................................................         22,595
                                                                                             -------------
             ELECTRIC UTILITIES -- 1.2%
        302  American Electric Power Co., Inc..............................................         18,337
        225  ITC Holdings Corp.............................................................          9,097
        170  NextEra Energy, Inc...........................................................         18,069
        337  Northeast Utilities...........................................................         18,036


                        See Notes to Financial Statements                Page 27

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2014

  SHARES                                      DESCRIPTION                                        VALUE
-----------  ------------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             ELECTRIC UTILITIES (CONTINUED)
        100  NRG Yield, Inc., Class A......................................................  $       4,714
        369  Southern (The) Co.............................................................         18,122
                                                                                             -------------
                                                                                                    86,375
                                                                                             -------------
             ELECTRICAL EQUIPMENT -- 0.4%
        383  Eaton Corp. PLC...............................................................         26,029
                                                                                             -------------
             ENERGY EQUIPMENT & SERVICES -- 0.5%
        261  Helmerich & Payne, Inc........................................................         17,597
        242  Schlumberger Ltd..............................................................         20,669
                                                                                             -------------
                                                                                                    38,266
                                                                                             -------------
             FOOD & STAPLES RETAILING -- 0.8%
        295  CVS Health Corp...............................................................         28,412
        397  Walgreens Boots Alliance, Inc.................................................         30,251
                                                                                             -------------
                                                                                                    58,663
                                                                                             -------------
             GAS UTILITIES -- 0.8%
        166  Atmos Energy Corp.............................................................          9,253
         91  Chesapeake Utilities Corp.....................................................          4,519
        434  ONE Gas, Inc..................................................................         17,889
        117  Piedmont Natural Gas Co., Inc.................................................          4,611
        235  South Jersey Industries, Inc..................................................         13,849
        241  UGI Corp......................................................................          9,153
                                                                                             -------------
                                                                                                    59,274
                                                                                             -------------
             HEALTH CARE EQUIPMENT & SUPPLIES -- 0.8%
        576  Abbott Laboratories...........................................................         25,932
        266  Covidien PLC..................................................................         27,206
                                                                                             -------------
                                                                                                    53,138
                                                                                             -------------
             HEALTH CARE PROVIDERS & SERVICES -- 0.8%
        300  Aetna, Inc....................................................................         26,649
        310  AmerisourceBergen Corp........................................................         27,950
                                                                                             -------------
                                                                                                    54,599
                                                                                             -------------
             HOTELS, RESTAURANTS & LEISURE -- 0.4%
        320  Starbucks Corp................................................................         26,256
                                                                                             -------------
             INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS -- 0.1%
        188  Pattern Energy Group, Inc.....................................................          4,636
                                                                                             -------------
             INDUSTRIAL CONGLOMERATES -- 0.3%
        205  Siemens AG, ADR...............................................................         22,960
                                                                                             -------------
             INSURANCE -- 1.5%
        786  FNF Group.....................................................................         27,078
        648  Hartford Financial Services Group (The), Inc..................................         27,015
        825  Horace Mann Educators Corp....................................................         27,373
        452  MetLife, Inc..................................................................         24,449
                                                                                             -------------
                                                                                                   105,915
                                                                                             -------------
             IT SERVICES -- 0.4%
        300  Accenture PLC, Class A........................................................         26,793
                                                                                             -------------


Page 28                 See Notes to Financial Statements

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2014

  SHARES                                      DESCRIPTION                                        VALUE
-----------  ------------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             MACHINERY -- 0.8%
        179  Cummins, Inc..................................................................  $      25,806
        201  Snap-on, Inc..................................................................         27,485
                                                                                             -------------
                                                                                                    53,291
                                                                                             -------------
             MEDIA -- 0.4%
        272  Walt Disney (The) Co..........................................................         25,620
                                                                                             -------------
             MULTILINE RETAIL -- 0.4%
        345  Nordstrom, Inc................................................................         27,390
                                                                                             -------------
             MULTI-UTILITIES -- 1.4%
        493  Alliant Energy Corp...........................................................         32,745
        520  CMS Energy Corp...............................................................         18,070
         59  Dominion Resources, Inc.......................................................          4,537
        261  National Grid PLC, ADR........................................................         18,442
        108  NiSource, Inc.................................................................          4,581
         82  Sempra Energy.................................................................          9,132
        173  Wisconsin Energy Corp.........................................................          9,124
                                                                                             -------------
                                                                                                    96,631
                                                                                             -------------
             OIL, GAS & CONSUMABLE FUELS -- 3.4%
        204  Chevron Corp..................................................................         22,885
        319  ConocoPhillips................................................................         22,030
        574  Enbridge Income Fund Holdings, Inc............................................         19,935
        365  Enbridge, Inc.................................................................         18,765
        643  Inter Pipeline Ltd............................................................         19,891
      2,067  Kinder Morgan, Inc............................................................         87,455
        381  TransCanada Corp..............................................................         18,707
        615  Williams (The) Cos., Inc......................................................         27,638
                                                                                             -------------
                                                                                                   237,306
                                                                                             -------------
             PHARMACEUTICALS -- 1.0%
        226  Johnson & Johnson.............................................................         23,633
        431  Sanofi, ADR...................................................................         19,658
        437  Teva Pharmaceutical Industries Ltd., ADR......................................         25,132
                                                                                             -------------
                                                                                                    68,423
                                                                                             -------------
             ROAD & RAIL -- 0.4%
        221  Union Pacific Corp............................................................         26,328
                                                                                             -------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.7%
        611  Broadcom Corp., Class A.......................................................         26,475
        708  Intel Corp....................................................................         25,693
                                                                                             -------------
                                                                                                    52,168
                                                                                             -------------
             SOFTWARE -- 0.7%
        518  Microsoft Corp................................................................         24,061
        620  Oracle Corp...................................................................         27,881
                                                                                             -------------
                                                                                                    51,942
                                                                                             -------------
             SPECIALTY RETAIL -- 0.7%
        431  Foot Locker, Inc..............................................................         24,214
        259  Home Depot (The), Inc.........................................................         27,187
                                                                                             -------------
                                                                                                    51,401
                                                                                             -------------


                        See Notes to Financial Statements                Page 29

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2014

  SHARES                                      DESCRIPTION                                        VALUE
-----------  ------------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             TEXTILES, APPAREL & LUXURY GOODS -- 0.4%
        356  VF Corp.......................................................................  $      26,664
                                                                                             -------------
             TOBACCO -- 0.3%
        212  British American Tobacco PLC, ADR.............................................         22,858
                                                                                             -------------
             WIRELESS TELECOMMUNICATION SERVICES -- 0.4%
        414  China Mobile Ltd., ADR........................................................         24,351
                                                                                             -------------
             TOTAL COMMON STOCKS ..........................................................      1,669,758
             (Cost $1,595,739)                                                               -------------

REAL ESTATE INVESTMENT TRUSTS -- 13.5%

             DIVERSIFIED REITS -- 1.1%
      3,307  Lexington Realty Trust........................................................         36,311
        335  Vornado Realty Trust..........................................................         39,433
                                                                                             -------------
                                                                                                    75,744
                                                                                             -------------
             HEALTH CARE REITS -- 2.2%
        549  National Health Investors, Inc................................................         38,408
        962  OMEGA Healthcare Investors, Inc...............................................         37,585
      1,328  Sabra Health Care REIT, Inc...................................................         40,331
        528  Ventas, Inc...................................................................         37,858
                                                                                             -------------
                                                                                                   154,182
                                                                                             -------------
             HOTEL & RESORT REITS -- 1.6%
      1,084  Chesapeake Lodging Trust......................................................         40,336
      1,209  Hospitality Properties Trust..................................................         37,479
      1,133  RLJ Lodging Trust.............................................................         37,990
                                                                                             -------------
                                                                                                   115,805
                                                                                             -------------
             INDUSTRIAL REITS -- 1.1%
        884  Prologis, Inc.................................................................         38,039
      1,539  STAG Industrial, Inc..........................................................         37,705
                                                                                             -------------
                                                                                                    75,744
                                                                                             -------------
             OFFICE REITS -- 2.1%
      1,700  BioMed Realty Trust, Inc......................................................         36,618
      2,383  Brandywine Realty Trust.......................................................         38,080
        524  Digital Realty Trust, Inc.....................................................         34,741
        873  Highwoods Properties, Inc.....................................................         38,657
                                                                                             -------------
                                                                                                   148,096
                                                                                             -------------
             RESIDENTIAL REITS -- 2.2%
        482  Camden Property Trust.........................................................         35,591
      1,064  Education Realty Trust, Inc...................................................         38,932
        753  Equity LifeStyle Properties, Inc..............................................         38,817
        508  Mid-America Apartment Communities, Inc........................................         37,937
                                                                                             -------------
                                                                                                   151,277
                                                                                             -------------


Page 30                 See Notes to Financial Statements

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2014

  SHARES/
   UNITS                                      DESCRIPTION                                        VALUE
-----------  ------------------------------------------------------------------------------  -------------
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)

             RETAIL REITS -- 1.6%
        966  National Retail Properties, Inc...............................................  $      38,031
      2,331  Retail Properties of America, Inc., Class A...................................         38,904
        203  Simon Property Group, Inc.....................................................         36,968
                                                                                             -------------
                                                                                                   113,903
                                                                                             -------------
             SPECIALIZED REITS -- 1.6%
      1,015  Corrections Corp. of America..................................................         36,885
        649  EPR Properties................................................................         37,402
        629  Extra Space Storage, Inc......................................................         36,885
                                                                                             -------------
                                                                                                   111,172
                                                                                             -------------
             TOTAL REAL ESTATE INVESTMENT TRUSTS ..........................................        945,923
             (Cost $877,113)                                                                 -------------

MASTER LIMITED PARTNERSHIPS -- 7.4%

             GAS UTILITIES -- 0.5%
        683  AmeriGas Partners, L.P........................................................         32,729
                                                                                             -------------
             INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS -- 0.1%
        144  NextEra Energy Partners, L.P..................................................          4,860
                                                                                             -------------
             OIL, GAS & CONSUMABLE FUELS -- 6.8%
        311  Alliance Holdings GP, L.P.....................................................         18,968
        660  Alliance Resource Partners, L.P...............................................         28,413
        936  Enbridge Energy Partners, L.P.................................................         37,346
        435  Energy Transfer Partners, L.P.................................................         28,275
      1,288  Enterprise Products Partners, L.P.............................................         46,523
        208  EQT Midstream Partners, L.P...................................................         18,304
        246  Hoegh LNG Partners, L.P.......................................................          5,077
        949  Holly Energy Partners, L.P....................................................         28,385
        329  Magellan Midstream Partners, L.P..............................................         27,195
        654  NGL Energy Partners, L.P......................................................         18,306
      1,398  ONEOK Partners, L.P...........................................................         55,403
      1,083  Plains All American Pipeline, L.P.............................................         55,580
        485  Spectra Energy Partners, L.P..................................................         27,630
        258  TC Pipelines, L.P.............................................................         18,375
        441  Teekay LNG Partners, L.P......................................................         18,963
        289  TransMontaigne Partners, L.P..................................................          9,106
        814  Williams Partners, L.P........................................................         36,426
                                                                                             -------------
                                                                                                   478,275
                                                                                             -------------
             TOTAL MASTER LIMITED PARTNERSHIPS ............................................        515,864
             (Cost $535,383)                                                                 -------------


                        See Notes to Financial Statements                Page 31

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2014

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY         VALUE
-----------  ----------------------------------------------------  ---------  -------------  -------------
U.S. GOVERNMENT BONDS AND NOTES -- 7.2%

$    59,489  U.S. Treasury Inflation Indexed Bond................    0.63%       02/15/43   $       56,064
     48,026  U.S. Treasury Inflation Indexed Bond................    3.38%       04/15/32           68,221
     40,556  U.S. Treasury Inflation Indexed Note................    0.13%       04/15/16           40,442
     52,690  U.S. Treasury Inflation Indexed Note................    0.13%       04/15/17           52,744
     28,865  U.S. Treasury Inflation Indexed Note................    0.13%       04/15/18           28,763
     53,506  U.S. Treasury Inflation Indexed Note................    0.13%       04/15/19           52,979
     43,119  U.S. Treasury Inflation Indexed Note................    0.13%       01/15/22           41,990
     50,304  U.S. Treasury Inflation Indexed Note................    0.13%       01/15/23           48,701
     36,301  U.S. Treasury Inflation Indexed Note................    0.13%       07/15/24           35,014
     46,676  U.S. Treasury Inflation Indexed Note................    1.13%       01/15/21           48,543
     30,197  U.S. Treasury Inflation Indexed Note................    1.38%       01/15/20           31,730
                                                                                             -------------
             TOTAL U.S. GOVERNMENT BONDS AND NOTES ........................................        505,191
             (Cost $508,098)                                                                 -------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 0.6%

             COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.6%
             Fannie Mae REMICS
        898     Series 2005-48, Class MD.........................    5.00%      04/25/34               931
      2,278     Series 2005-70, Class KJ.........................    5.50%      09/25/34             2,348
      4,867     Series 2005-120, Class NF (c) ...................    0.27%      01/25/21             4,865
      7,253     Series 2009-81, Class AD.........................    4.50%      09/25/37             7,381
      2,201     Series 2011-38, Class AH.........................    2.75%      05/25/20             2,254
      7,471     Series 2013-31, Class NT.........................    3.00%      04/25/43             7,567
             Freddie Mac REMICS
      1,779     Series 1992-1250, Class J........................    7.00%      05/15/22             1,985
      3,747     Series 2005-3081, Class CP.......................    5.50%      10/15/34             3,799
      2,089     Series 2006-3116, Class PD.......................    5.00%      10/15/34             2,132
      2,470     Series 2006-3161, Class PD.......................    5.50%      10/15/34             2,488
             Government National Mortgage Association
      2,852     Series 2008-85, Class HP.........................    4.00%      04/20/38             2,923
      3,069     Series 2009-62, Class BA.........................    4.50%      05/20/34             3,117
      1,427     Series 2009-65, Class MA.........................    5.00%      09/16/33             1,429
      2,549     Series 2010-117, Class MA........................    2.50%      09/16/23             2,598
                                                                                             -------------
             TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES ......................         45,817
             (Cost $44,365)                                                                  -------------

MORTGAGE-BACKED SECURITIES -- 0.0%

             COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.0%
             Credit Suisse Mortgage Trust
        234      Series 2011-4R, Class 4A1 (d) ..................    4.00%      08/27/37               234
                                                                                             -------------
             TOTAL MORTGAGE-BACKED SECURITIES .............................................            234
             (Cost $231)                                                                     -------------

             TOTAL INVESTMENTS -- 99.1% ...................................................      6,937,737
             (Cost $6,847,784) (e)

             NET OTHER ASSETS AND LIABILITIES -- 0.9% .....................................         61,129
                                                                                             -------------
             NET ASSETS -- 100.0% .........................................................  $   6,998,866
                                                                                             =============


Page 32                 See Notes to Financial Statements

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2014


(a)   Investment in affiliated funds.

(b)   Non-income producing security.

(c) Floating rate security. The interest rate shown reflects the rate in effect at December 31, 2014.

(d) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. At December 31, 2014, securities noted as such amounted to $234 or 0.0% of net assets.

(e) Aggregate cost for federal income tax purposes is $6,849,407. As of December 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $198,535 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $110,205.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                          LEVEL 2          LEVEL 3
                                                         TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                        VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
INVESTMENTS                                            12/31/2014         PRICES           INPUTS           INPUTS
--------------------------------------------------    ------------     ------------     ------------     ------------
Exchange-Traded Funds.............................    $  3,254,950     $  3,254,950     $         --     $         --
Common Stocks*....................................       1,669,758        1,669,758               --               --
Real Estate Investment Trusts*....................         945,923          945,923               --               --
Master Limited Partnerships*......................         515,864          515,864               --               --
U.S. Government Bonds and Notes...................         505,191               --          505,191               --
U.S. Government Agency Mortgage-Backed
   Securities.....................................          45,817               --           45,817               --
Mortgage-Backed Securities........................             234               --              234               --
                                                      ------------     ------------     ------------     ------------
Total Investments.................................    $  6,937,737     $  6,386,495     $    551,242     $         --
                                                      ============     ============     ============     ============


* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2014.


                        See Notes to Financial Statements                Page 33

FIRST TRUST VARIABLE INSURANCE TRUST
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2014

                                                                             FIRST TRUST/DOW
                                                                             JONES DIVIDEND          FIRST TRUST
                                                                                & INCOME            MULTI INCOME
                                                                               ALLOCATION            ALLOCATION
                                                                                PORTFOLIO             PORTFOLIO
                                                                            -----------------       -------------
ASSETS:
Investments, at value.....................................................    $ 187,534,047         $   4,653,003
Investments in affiliated funds, at value.................................               --             2,284,734
Cash and cash equivalents.................................................        6,441,493               214,755
Receivables:
   Fund shares sold.......................................................        2,872,224                 4,881
   Interest...............................................................          787,719                 1,190
   Dividends..............................................................          206,893                 5,627
   Investment securities sold.............................................               --                 3,770
   Currency...............................................................               --                   780
Prepaid expenses..........................................................            1,519                   397
                                                                              -------------         -------------
   Total Assets...........................................................      197,843,895             7,169,137
                                                                              -------------         -------------
LIABILITIES:
Due to custodian foreign currency.........................................               --                   782
Payables:
   Investment securities purchased........................................        2,436,916                65,410
   Due to advisor.........................................................           39,141                42,888
   12b-1 service fees (Class I)...........................................           38,738                 1,308
   Accounting and administration fees.....................................           38,668                 2,450
   Administrative service fees............................................           30,992                 1,064
   Custodian fees.........................................................           30,389                   318
   Audit and tax fees.....................................................           29,000                51,000
   Variation margin.......................................................           22,625                    --
   Licensing fees.........................................................           13,329                    --
   Printing fees..........................................................           10,132                   936
   Transfer agent fees....................................................            7,553                 4,068
   Fund shares redeemed...................................................            4,146                    47
   Legal fees.............................................................            1,346                    --
   Commitment fees........................................................              936                    --
   Financial reporting fees...............................................              771                    --
   Trustees' fees and expenses............................................                4                    --
Other liabilities.........................................................              451                    --
                                                                              -------------         -------------
   Total Liabilities......................................................        2,705,137               170,271
                                                                              -------------         -------------
NET ASSETS................................................................    $ 195,138,758         $   6,998,866
                                                                              =============         =============
NET ASSETS CONSIST OF:
Paid-in capital...........................................................    $ 176,034,412         $   6,903,610
Accumulated net investment income (loss)..................................          745,285                 6,926
Accumulated net realized gain (loss) on investments, futures and foreign
  currency transactions...................................................        4,505,477                (1,623)
Net unrealized appreciation (depreciation) on investments, futures and
  foreign currency translation............................................       13,853,584                89,953
                                                                              -------------         -------------
NET ASSETS................................................................    $ 195,138,758         $   6,998,866
                                                                              =============         =============
CLASS I SHARES:
NET ASSETS................................................................    $ 195,127,977         $   6,894,116
                                                                              =============         =============
NET ASSET VALUE, PER SHARE................................................    $       12.41         $       10.39
                                                                              =============         =============
Number of Shares outstanding..............................................       15,718,921               663,402
                                                                              =============         =============
CLASS II SHARES:
NET ASSETS................................................................    $      10,781         $     104,750
                                                                              =============         =============
NET ASSET VALUE, PER SHARE................................................    $       12.43         $       10.39
                                                                              =============         =============
Number of Shares outstanding..............................................              867                10,080
                                                                              =============         =============
Investments, at cost......................................................    $ 173,551,089         $   4,525,382
                                                                              =============         =============
Investments in affiliated funds, at cost..................................    $          --         $   2,322,402
                                                                              =============         =============
Foreign currency, at cost.................................................    $          --         $        (782)
                                                                              =============         =============


Page 34                 See Notes to Financial Statements'

FIRST TRUST VARIABLE INSURANCE TRUST
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                             FIRST TRUST/DOW
                                                                             JONES DIVIDEND          FIRST TRUST
                                                                                & INCOME            MULTI INCOME
                                                                               ALLOCATION            ALLOCATION
                                                                              PORTFOLIO (a)         PORTFOLIO (b)
                                                                            -----------------       -------------
INVESTMENT INCOME:
Interest..................................................................    $   1,747,386         $         250
Dividends.................................................................        1,688,654                30,669
Dividends from affiliated funds...........................................               --                38,033
Foreign withholding tax on dividend income................................              264                  (274)
                                                                              -------------         -------------
   Total investment income................................................        3,436,304                68,678
                                                                              -------------         -------------
EXPENSES:
Investment advisory fees..................................................          793,816                11,831
12b-1 service fees (Class I)..............................................          330,740                 4,758
Administrative service fees...............................................          264,593                 2,793
Accounting and administration fees........................................          124,332                 2,985
Custodian fees............................................................          113,113                   365
Transfer agent fees.......................................................           67,401                33,296
Printing fees.............................................................           49,762                 3,292
Legal fees................................................................           46,635                    34
Audit and tax fees........................................................           29,183                51,000
Licensing fees............................................................           28,320                    --
Trustees' fees and expenses...............................................           18,145                12,030
Commitment fees...........................................................           12,068                    --
Financial reporting fees..................................................            9,250                    --
Other.....................................................................            8,463                 2,278
                                                                              -------------         -------------
   Total expenses.........................................................        1,895,821               124,662
   Fees waived or expenses reimbursed by the investment advisor...........         (308,178)             (101,172)
                                                                              -------------         -------------
Net expenses..............................................................        1,587,643                23,490
                                                                              -------------         -------------
NET INVESTMENT INCOME (LOSS)..............................................        1,848,661                45,188
                                                                              -------------         -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments............................................................        5,082,636                 4,056
   Investments in affiliated funds........................................               --                  (558)
   Futures................................................................         (521,878)                   --
   Foreign currency transactions..........................................               --                   (11)
                                                                              -------------         -------------
Net realized gain (loss)..................................................        4,560,758                 3,487
                                                                              -------------         -------------
Net change in unrealized appreciation (depreciation) on:
   Investments............................................................        7,373,626               127,621
   Investments in affiliated funds........................................               --               (37,668)
   Futures................................................................         (178,688)                   --
   Foreign currency translation...........................................               --                    --
                                                                              -------------         -------------
Net change in unrealized appreciation (depreciation)......................        7,194,938                89,953
                                                                              -------------         -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...................................       11,755,696                93,440
                                                                              -------------         -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS........................................................    $  13,604,357         $     138,628
                                                                              =============         =============

-----------------------------

(a) The Fund's Class II Shares were seeded on April 30, 2014, and commenced operations on May 1, 2014.

(b) The Fund's Class I and Class II shares were seeded on April 30, 2014, and commenced operations on May 1, 2014.


                        See Notes to Financial Statements                Page 35

FIRST TRUST VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        FIRST TRUST/DOW JONES DIVIDEND
                                                                                         & INCOME ALLOCATION PORTFOLIO
                                                                                        -------------------------------
                                                                                             YEAR              YEAR
                                                                                             ENDED            ENDED
                                                                                        12/31/2014 (a)      12/31/2013
                                                                                        ---------------    ------------
OPERATIONS:
Net investment income (loss).........................................................    $  1,848,661      $    948,398
Net realized gain (loss).............................................................       4,560,758         1,281,625
Net change in unrealized appreciation (depreciation).................................       7,194,938         6,481,905
                                                                                         ------------      ------------
Net increase (decrease) in net assets resulting from operations......................      13,604,357         8,711,928
                                                                                         ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class I..............................................................................      (1,105,002)         (809,141)
Class II.............................................................................             (90)               --
                                                                                         ------------      ------------
                                                                                           (1,105,092)         (809,141)
                                                                                         ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
Class I..............................................................................              --        (1,474,214)
Class II.............................................................................              --                --
                                                                                         ------------      ------------
                                                                                                   --        (1,474,214)
                                                                                         ------------      ------------
Total distributions to shareholders..................................................      (1,105,092)       (2,283,355)
                                                                                         ------------      ------------
CAPITAL TRANSACTIONS:
Proceeds from shares sold............................................................      89,311,771        79,882,059
Proceeds from shares reinvested......................................................       1,105,092         2,283,355
Cost of shares redeemed..............................................................     (13,856,252)      (14,691,475)
                                                                                         ------------      ------------
Net increase (decrease) in net assets resulting from capital transactions............      76,560,611        67,473,939
                                                                                         ------------      ------------
Total increase (decrease) in net assets..............................................      89,059,876        73,902,512
NET ASSETS:
Beginning of period..................................................................     106,078,882        32,176,370
                                                                                         ------------      ------------
End of period........................................................................    $195,138,758      $106,078,882
                                                                                         ============      ============
Accumulated net investment income (loss) at end of period............................    $    745,285      $         --
                                                                                         ============      ============

-----------------------------

(a) The Fund's Class II Shares were seeded on April 30, 2014, and commenced operations on May 1, 2014.

(b) The Fund's Class I and Class II Shares were seeded on April 30, 2014, and commenced operations on May 1, 2014.


Page 36                 See Notes to Financial Statements

FIRST TRUST VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                           FIRST TRUST MULTI INCOME
                                                                                             ALLOCATION PORTFOLIO
                                                                                           -------------------------
                                                                                                    PERIOD
                                                                                                     ENDED
                                                                                                12/31/2014 (b)
                                                                                                ---------------

OPERATIONS:
Net investment income (loss).........................................................            $      45,188
Net realized gain (loss).............................................................                    3,487
Net change in unrealized appreciation (depreciation).................................                   89,953
                                                                                                 -------------
Net increase (decrease) in net assets resulting from operations......................                  138,628
                                                                                                 -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class I..............................................................................                  (42,537)
Class II.............................................................................                     (835)
                                                                                                 -------------
Total distributions to shareholders..................................................                  (43,372)
                                                                                                 -------------
CAPITAL TRANSACTIONS:
Proceeds from shares sold............................................................                7,338,580
Proceeds from shares reinvested......................................................                   43,372
Cost of shares redeemed..............................................................                 (478,342)
                                                                                                 -------------
Net increase (decrease) in net assets resulting from capital transactions............                6,903,610
                                                                                                 -------------
Total increase (decrease) in net assets..............................................                6,998,866
NET ASSETS:
Beginning of period..................................................................                       --
                                                                                                 -------------
End of period........................................................................            $   6,998,866
                                                                                                 =============
Accumulated net investment income (loss) at end of period............................            $       6,926
                                                                                                 =============


                        See Notes to Financial Statements                Page 37

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


CLASS I SHARES
                                                    YEAR               YEAR             PERIOD
                                                    ENDED             ENDED             ENDED
                                                 12/31/2014         12/31/2013      12/31/2012 (a)
                                               ---------------    --------------    --------------
Net asset value, beginning of period........     $     11.37        $    10.31        $    10.00
                                                 -----------        ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................            0.15              0.14              0.15
Net realized and unrealized gain (loss).....            0.99              1.17              0.29
                                                 -----------        ----------        ----------
Total from investment operations............            1.14              1.31              0.44
                                                 -----------        ----------        ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.......................           (0.10)            (0.09)            (0.07)
Net realized gain...........................              --             (0.16)            (0.04)
Return of capital...........................              --                --             (0.02)
                                                 -----------        ----------        ----------
Total from distributions....................           (0.10)            (0.25)            (0.13)
                                                 -----------        ----------        ----------
Net asset value, end of period..............     $     12.41        $    11.37        $    10.31
                                                 ===========        ==========        ==========
Total return (b) (c)........................           10.04%            12.75%             4.38%
                                                 ===========        ==========        ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........     $   195,128        $  106,079        $   32,176
Ratio of total expenses to average net
   assets...................................            1.43%             1.65%             2.69% (d)
Ratio of net expenses to average net
   assets...................................            1.20%             1.20%             1.20% (d)
Ratio of net investment income (loss)
  to average net assets.....................            1.40%             1.27%             2.25% (d)
Portfolio turnover rate.....................              65%               73%               34%


CLASS II SHARES
                                                   PERIOD
                                                    ENDED
                                               12/31/2014 (e)
                                               ---------------
Net asset value, beginning of period........     $     11.63
                                                 -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................            0.14
Net realized and unrealized gain (loss).....            0.77
                                                 -----------
Total from investment operations............            0.91
                                                 -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.......................           (0.11)
                                                 -----------
Total from distributions....................           (0.11)
                                                 -----------
Net asset value, end of period..............     $     12.43
                                                 ===========
Total return (b) (c)........................            7.82%
                                                 ===========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........     $        11
Ratio of total expenses to average net
   assets...................................            1.21% (d)
Ratio of net expenses to average net
   assets...................................            0.95% (d)
Ratio of net investment income (loss)
  to average net assets.....................            1.69% (d)
Portfolio turnover rate.....................              65%

-----------------------------

(a) The Fund's Class I shares were seeded on April 12, 2012, and commenced operations on May 1, 2012.

(b) Total return is based on the combination of reinvested dividends, capital gain and return of capital distribution if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall return above.

(c) Total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d)   Annualized.

(e) The Fund's Class II shares were seeded on April 30, 2014, and commenced operations on May 1, 2014.


Page 38                 See Notes to Financial Statements

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

CLASS I SHARES

                                                   PERIOD
                                                    ENDED
                                               12/31/2014 (a)
                                               ---------------
Net asset value, beginning of period........     $     10.00
                                                 -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................            0.07
Net realized and unrealized gain (loss).....            0.39
                                                 -----------
Total from investment operations............            0.46
                                                 -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.......................           (0.07)
                                                 -----------
Total from distributions....................           (0.07)
                                                 -----------
Net asset value, end of period..............     $     10.39
                                                 ===========
Total return (b) (c)........................            4.57%
                                                 ===========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........     $     6,894
Ratio of total expenses to average net
   assets...................................            6.00% (d)
Ratio of net expenses to average net
   assets...................................            1.20% (d)
Ratio of net investment income (loss)
   to average net assets....................            2.35% (d)
Portfolio turnover rate.....................             15%


CLASS II SHARES
                                                   PERIOD
                                                    ENDED
                                               12/31/2014 (a)
                                               ---------------
Net asset value, beginning of period........     $     10.00
                                                 -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................            0.04
Net realized and unrealized gain (loss).....            0.43
                                                 -----------
Total from investment operations............            0.47
                                                 -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.......................          (0.08)
                                                 -----------
Total from distributions....................          (0.08)
                                                 -----------
Net asset value, end of period..............     $     10.39
                                                 ===========
Total return (b) (c)........................            4.74%
                                                 ===========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........     $       105
Ratio of total expenses to average net
   assets...................................           14.44% (d)
Ratio of net expenses to average net
   assets...................................            0.95% (d)
Ratio of net investment income (loss)
   to average net assets....................            0.54% (d)
Portfolio turnover rate.....................              15%

-----------------------------

(a) The Fund's Class I and Class II shares were seeded on April 30, 2014, and commenced operations on May 1, 2014.

(b) Total return is based on the combination of reinvested dividends, capital gain and return of capital distribution if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall return above.

(c) Total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d)   Annualized.


                        See Notes to Financial Statements                Page 39

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2014


                                1. ORGANIZATION

First Trust Variable Insurance Trust (the "Trust") is a diversified open-end management investment company organized as a Massachusetts business trust on December 14, 2011 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers shares of two series (each a "Fund" and collectively, the "Funds"), First Trust/Dow Jones Dividend & Income Allocation Portfolio ("First Trust Dow Jones"), which commenced investment operations on May 1, 2012, and First Trust Multi Income Allocation Portfolio ("First Trust Multi Income"), which commenced investment operations on May 1, 2014. Each Fund's shares are sold only to variable insurance accounts (each an "Account") to fund the benefits of the variable annuity and variable life insurance contracts (each a "Contract" and collectively the "Contracts") issued by life insurance companies writing variable annuity contracts and variable life insurance contracts (each a "Participating Insurance Company").

First Trust Dow Jones' investment objective is to seek to provide total return by allocating among dividend-paying stocks and investment grade bonds. First Trust Dow Jones seeks to achieve its investment objective by investing, under normal market conditions, approximately 40-60% of its net assets in equity securities and approximately 40-60% of its net assets in fixed-income securities at the time of purchase. The equity portion of the portfolio will be derived from a quantitative process that seeks to provide total return through investing generally in dividend paying stocks included in the Dow Jones U.S. Total Stock Market Index(SM). First Trust Advisors L.P. ("First Trust" or the "Advisor") reserves the right to over-weight, under-weight or exclude certain securities from the Fund that would otherwise be selected pursuant to the quantitative process in certain instances.

First Trust Dow Jones' fixed-income component seeks to provide income and preserve capital through investing in a diversified investment grade bond portfolio. Investment grade bonds are those bonds rated "BBB-" or higher by Standard & Poor's Ratings Group or Fitch Ratings, Inc. or "Baa3" or higher by Moody's Investors Service, Inc. at the time of purchase. Under normal market conditions, at the time of purchase approximately 80% of the net assets of the Fund allocated to corporate bonds will be invested in: investment grade bonds included in the Dow Jones Equal Weighted U.S. Issued Corporate Bond Index(SM) (the "Bond Index"(1)) and other investment grade bonds of issuers whose securities are included in the Bond Index; and investment grade bonds of issuers included in the Dow Jones Industrial Index (the "Dow 30"). The Fund may also invest in U.S. government and agency securities, including mortgage-backed securities. The Fund may, at certain times, also hold exchange-traded funds ("ETFs") that invest in investment grade corporate bonds and U.S. government bonds in lieu of investing directly in bonds.

First Trust Multi Income's investment objective is to maximize current income, with a secondary objective of capital appreciation. First Trust Multi Income seeks to achieve its objectives through diversified exposure to nine income generating asset classes: dividend-paying stocks, preferred stocks, energy infrastructure companies and master limited partnerships ("MLPs"), real estate investment trusts ("REITs"), high yield or "junk" bonds, floating rate loans, corporate bonds, mortgage-backed securities and Treasury Inflation Protected Securities ("TIPS"). The Fund will be actively managed by First Trust and implementing the strategy involves multiple portfolio managers.

The Advisor will tactically adjust allocation weights in a manner deemed to offer attractive levels of total return relative to the level of expected risk. The Advisor intends to adjust asset allocation weights quarterly but may do so more or less frequently depending upon market conditions. The maximum weight of any asset class, at the time of adjustment, will be 20%. The minimum weight of any asset class, at the time of adjustment, will be 5%.

First Trust Multi Income may, at certain times, invest in ETFs that generally provide exposure to the nine asset classes in lieu of investing directly in such asset classes. Certain of the ETFs may be advised by First Trust. As a result, First Trust will also earn advisory fees on the underlying ETFs.

In general, the U.S. dollar-denominated fixed-income securities in which First Trust Multi Income invests may be issued by U.S. and non-U.S. issuers, of any credit quality, including high yield securities. The high yield securities in which the Fund invests are rated below investment grade at the time of purchase or unrated and deemed by the Advisor to be of comparable quality, commonly referred to as "junk" bonds. The Fund also invests in the equity securities of domestic and foreign issuers listed on a U.S. or foreign securities exchange and non-U.S. securities that are listed on a U.S. securities exchange in the form of American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). The Fund may invest in equity securities issued by small, mid or large capitalization companies.

Each Fund offers two classes of shares: Class I and Class II. Each class represents an interest in the same portfolio of investments but with a different combination of service (12b-1) fees, eligibility requirements and other features.

-------------------

(1) Prior to April 30, 2013, the Dow Jones Equal Weighted U.S. Issued Corporate Bond Index(SM) was known as the Dow Jones Corporate Bond Index(SM).

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2014


                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") for each class of shares in each Fund is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV for each class is calculated by dividing the value of each Fund's total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid, and any borrowings of such Fund) by the total number of shares of the class outstanding. Differences in the NAV of each class of each Fund's shares are generally expected to be due to the daily expense accruals of the specified service (12b-1) fees, if any, and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.

Each Fund's investments are valued daily at market value or, in absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third party pricing service or are determined by the Advisor's Pricing Committee, in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks, preferred stocks, MLPs, ETFs, REITs and other equity securities listed on any national or foreign exchange (excluding The NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Corporate bonds, corporate notes, U.S. government securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;

            2)    reported trades;

            3)    broker/dealer quotes;

            4)    issuer spreads;

            5)    benchmark securities;

            6)    bids and offers; and

            7)    reference data including market research publications.

      Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

            1) the credit conditions in the relevant market and changes thereto;

            2) the liquidity conditions in the relevant market and changes thereto;

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2014

            3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

            4) issuer-specific conditions (such as significant credit deterioration); and

            5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market or fair value price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities.

Fair valuation of a debt security will be based on the consideration of all available information, including, but not limited to, the following:

            1)    the fundamental business data relating to the issuer;

            2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

            3)    the type, size and cost of security;

            4)    the financial statements of the issuer;

            5) the credit quality and cash flow of the issuer, based on First Trust's or external analysis;

            6) the information as to any transactions in or offers for the security;

            7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

            8)    the coupon payments;

            9) the quality, value and salability of collateral, if any, securing the security;

           10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt only);

           11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and

           12)    other relevant factors.


Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following:

            1)    the type of security;

            2)    the size of the holding;

            3)    the initial cost of the security;

            4)    transactions in comparable securities;

            5)    price quotes from dealers and/or pricing services;

            6)    relationships among various securities;

            7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

            8)    an analysis of the issuer's financial statements; and

            9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

            1) the value of similar foreign securities traded on other foreign markets;

            2)    ADR trading of similar securities;

            3)    closed-end fund trading of similar securities;

            4)    foreign currency exchange activity;

            5) the trading prices of financial products that are tied to baskets of foreign securities;

            6) factors relating to the event that precipitated the pricing problem;

            7)    whether the event is likely to recur; and

            8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2014


The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of December 31, 2014, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

Distributions received from a Fund's investments in REITs and MLPs may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REIT's and MLP's fiscal year end. A Fund records the character of distributions received from the REITs and MLPs during the year based on estimates and historical information available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs and MLPs after their tax reporting periods conclude.

C. CASH AND CASH EQUIVALENTS:

Normally, the Funds invest substantially all of their assets to meet their investment objectives. The Funds may invest the remainder of their assets in securities with maturities of less than one year or cash equivalents, or they may hold cash. The investment in such instruments is not a principal investment strategy of the Funds. The percentage of each Fund's net assets invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, the Funds may depart from their principal investment strategies and invest part or all of their assets in these securities, or they may hold cash. At December 31, 2014, the percentage of net assets held in cash by First Trust Dow Jones and First Trust Multi Income were approximately 3.3% and 3.1%, respectively.

D. FUTURES CONTRACTS:

First Trust Dow Jones purchases or sells (i.e., is long or short) futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in "Net realized gain (loss) on Futures" on the Statements of Operations.

Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contacts are marked-to-market daily with the change in value recognized as a component of "Net change in unrealized appreciation (depreciation) on Futures" on the Statements of Operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2014


Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in "Variation margin payable or receivable" on the Statements of Assets and Liabilities. If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Distributions from net investment income of each Fund, if any, are declared and paid annually. Each Fund distributes its net realized capital gains, if any, to shareholders at least annually. All dividends payable by each Fund will be reinvested in the Fund.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the tax year ended December 31, 2014, primarily as a result of a redesignation of dividends paid, have been reclassified at year end to reflect the following:

                                                                                Accumulated
                                                          Accumulated Net       Net Realized
                                                            Investment        Gains (Loss) on
                                                           Income (Loss)        Investments        Paid-in-Capital
                                                        ------------------   ------------------   ------------------
First Trust Dow Jones                                      $      1,716         $   (1,716)            $    --
First Trust Multi Income                                          5,110             (5,110)                 --


The tax character of distributions paid by each applicable Fund during the period ended December 31, 2014 was as follows:

                                                        Distributions paid   Distributions paid   Distributions paid
                                                          from Ordinary         from Capital         from Return
                                                              Income               Gains              of Capital
                                                        ------------------   ------------------   ------------------
First Trust Dow Jones                                      $  1,105,092         $       --             $    --
First Trust Multi Income                                         42,305              1,067                  --


The tax character of distributions paid by each applicable Fund during the period ended December 31, 2013 was as follows:

                                                        Distributions paid   Distributions paid   Distributions paid
                                                          from Ordinary         from Capital         from Return
                                                              Income               Gains              of Capital
                                                        ------------------   ------------------   ------------------
First Trust Dow Jones - Class I                            $  2,021,177         $  262,178             $    --


As of December 31, 2014, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                Accumulated              Net
                                                          Undistributed         Capital and           Unrealized
                                                             Ordinary              Other             Appreciation
                                                              Income            Gains (Loss)        (Depreciation)
                                                        ------------------   ------------------   ------------------
First Trust Dow Jones                                      $  3,317,388         $1,810,120           $ 13,976,838
First Trust Multi Income                                          6,926                 --                 88,330


F. INCOME TAXES:

First Trust Dow Jones intends to continue to qualify, and First Trust Multi Income intends to qualify, as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Each Fund intends to comply with the provisions of Section 817(h) of the Internal Revenue Code, which impose certain diversification requirements upon variable

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2014


contracts that are based on segregated asset accounts. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2012, 2013 and 2014 remain open to federal and state audit for First Trust Dow Jones. Taxable year ended 2014 remains open to federal and state audit for First Trust Multi Income. As of December 31, 2014, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Each Fund intends to utilize provisions of the federal income tax laws which allow it to carry realized capital losses forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2014, for federal income tax purposes, neither Fund had any capital loss carryforward available, to the extent provided by regulations, to offset future capital gains.

G. EXPENSES:

Each Fund will pay all expenses directly related to its operations.

Each Participating Insurance Company performs certain administrative services for the Funds, their Accounts and the variable annuity and variable life insurance Contracts. Each Fund pays an administrative services fee of 0.20% of average daily net assets to cover expenses incurred by Participating Insurance Companies in connection with these services.

First Trust has entered into various licensing agreements, which allow First Trust to use certain trademarks and trade names of the applicable licensors (see Licensing Information in the Additional Information section of this report). The Trust, on behalf of the Funds, is a sub-licensee to these license agreements and is required to pay licensing fees, which are shown on the Statements of Operations.

H. FOREIGN CURRENCY:

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statements of Operations.

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust provides each Fund with discretionary investment services and certain administrative services necessary for the management of the Funds. For its investment advisory and management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.60% of each Fund's average daily net assets. First Trust also provides fund reporting services to the Funds for a flat annual fee in the amount of $9,250 per Fund.

First Trust Multi Income and First Trust have retained EIP and Stonebridge (the "Sub-Advisors"), affiliates of First Trust, to serve as investment sub-advisors. In this capacity, the Sub-Advisors provide recommendations to the Advisor regarding the selection and on-going monitoring of the securities in First Trust Multi Income's investment portfolio. EIP acts as sub-advisor for, and manages on a discretionary basis the investment and reinvestment, of only the assets of First Trust Multi Income allocated to EIP by the Advisor and furnishes an investment program in respect of and makes investment decisions only with respect to the portion of First Trust Multi Income's investment portfolio allocated to it by the Advisor. EIP has been retained by First Trust Multi Income and the Advisor to provide recommendations regarding the selection and ongoing monitoring of the MLP, MLP affiliate and energy infrastructure securities in First Trust Multi Income's investment portfolio and to exercise discretion only with respect to assets of First Trust Multi Income allocated to

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2014


EIP. Stonebridge serves as a non-discretionary sub-adviser. Stonebridge has been retained by First Trust Multi Income and the Advisor to provide recommendations regarding the selection and ongoing monitoring of the preferred and hybrid securities in First Trust Multi Income's investment portfolio.

For the services provided and the expenses assumed pursuant to the investment management agreement, First Trust will pay EIP a sub-advisory fee equal to 40% monthly in arrears of any remaining monthly investment management fee paid to the Advisor for the average daily net assets allocated to EIP after First Trust's waiver of any of its investment management fee to comply with the then-current expense cap, as defined below. For the services provided and the expenses assumed pursuant to the investment management agreement, First Trust will pay Stonebridge a portfolio management fee equal to an annual rate of 0.20% of the Fund's average daily net assets allocated to Stonebridge.

First Trust has agreed to waive fees and/or pay each Fund's expenses to the extent necessary to prevent the operating expenses of Class I shares and Class II shares (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 1.20% and 0.95% (the "Expense Cap"), respectively, of each Fund's average daily net assets per year at least until May 1, 2015, for First Trust Dow Jones and until May 1, 2016, for First Trust Multi Income. Expenses borne and fees waived by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred by the Fund, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding the Expense Cap. These amounts would be included in "Expenses previously waived or reimbursed" on the Statements of Operations. The advisory fee waivers and expense reimbursements for the period ended December 31, 2014, and the expenses borne by First Trust subject to recovery from the applicable Fund at December 31, 2014, are included in the table below.

                                             Fees Waived or Expenses Borne by Advisor Subject to Recovery
                                ---------------------------------------------------------------------------------------
                                                              Period Ended    Year Ended     Year Ended
                                    Fee          Expenses     December 31,   December 31,   December 31,
                                   Waived       Reimbursed        2012           2013           2014          Total
                                ------------   ------------   ------------   ------------   ------------   ------------
First Trust Dow Jones           $    308,178   $         --   $    125,220   $    333,872   $    308,178   $    767,270
First Trust Multi Income              11,831         89,341             --             --        101,172        101,172


During the year ended December 31, 2014, First Trust did not recover any fees that were previously waived or expenses that were reimbursed.

First Trust Capital Partners, LLC ("FTCP"), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of EIP and EIP Partners, LLC, an affiliate of EIP. In addition, as of March 27, 2014, FTCP, through a wholly-owned subsidiary, purchased a preferred interest in EIP. The preferred interest is non-voting and does not share in the profits or losses of EIP. EIP may buy back any or all of FTCP's preferred interest at any time and FTCP may sell back to EIP up to 50% of its preferred interest on or after September 25, 2015, and any or all of its preferred interest after March 27, 2017. Stonebridge is a majority-owned affiliate of First Trust.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Funds' administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Trust, including maintaining the Trust's books of account, records of the Trust's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Trust. The Bank of New York Mellon ("BNYM") serves as the Trust's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Trust's assets.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2014


                         4. CAPITAL SHARE TRANSACTIONS

Capital transactions for First Trust Dow Jones were as follows:

                                     PERIOD ENDED                     YEAR ENDED
                                  DECEMBER 31, 2014               DECEMBER 31, 2013

                                SHARES          VALUE           SHARES          VALUE
                             ------------    ------------    ------------    ------------
Sales:
   Class I                      7,492,797    $ 89,301,771       7,328,851    $ 79,882,059
   Class II                           860          10,000              --              --
                             ------------    ------------    ------------    ------------
Total Sales:                    7,493,657    $ 89,311,771       7,328,851    $ 79,882,059
                             ============    ============    ============    ============

Dividend Reinvestment:
   Class I                         93,014    $  1,105,002         202,965    $  2,283,355
   Class II                             7              90              --              --
                             ------------    ------------    ------------    ------------
Total Dividend Reinvestment:       93,021    $  1,105,092         202,965    $  2,283,355
                             ============    ============    ============    ============

Redemptions:
   Class I                     (1,195,329)   $(13,856,252)     (1,323,631)   $(14,691,475)
   Class II                            --              --              --              --
                             ------------    ------------    ------------    ------------
Total Redemptions:             (1,195,329)   $(13,856,252)     (1,323,631)   $(14,691,475)
                             ============    ============    ============    ============



Capital transactions for First Trust Multi Income were as follows:


                                      PERIOD ENDED
                                    DECEMBER 31, 2014

                                SHARES          VALUE
                             ------------    ------------
Sales:
   Class I                        705,881    $  7,238,580
   Class II                        10,000         100,000
                             ------------    ------------
Total Sales:                      715,881    $  7,338,580
                             ============    ============

Dividend Reinvestment:
   Class I                          4,086    $     42,537
   Class II                            80             835
                             ------------    ------------
Total Dividend Reinvestment:        4,166    $     43,372
                             ============    ============

Redemptions:
   Class I                        (46,565)   $   (478,342)
   Class II                            --              --
                             ------------    ------------
Total Redemptions:                (46,565)   $   (478,342)
                             ============    ============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2014


                          5. DERIVATIVES TRANSACTIONS

The following table presents the types of derivatives held by First Trust Dow Jones at December 31, 2014, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities. First Trust Multi Income did not hold any derivative instruments as of December 31, 2014.

                                             ASSET DERIVATIVES                        LIABILITY DERIVATIVES
                                  ---------------------------------------    ---------------------------------------
DERIVATIVE                        STATEMENTS OF ASSETS                       STATEMENTS OF ASSETS
INSTRUMENT   RISK EXPOSURE        AND LIABILITIES LOCATION     VALUE         AND LIABILITIES LOCATION     VALUE
----------   ------------------   --------------------------   ----------    --------------------------   ----------
Futures      Interest Rate Risk   Variation Margin Receivable  $       --    Variation Margin Payable     $   22,625

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the year ended December 31, 2014, on derivatives instruments, as well as the primary underlying risk exposure associated with each instrument.

STATEMENTS OF OPERATIONS LOCATION                INTEREST RATE RISK
-------------------------------------------------------------------
Net realized gain (loss) on futures                 $   (521,878)
Net change in unrealized gain (loss) on futures         (178,688)

During the year ended December 31, 2014, the notional values of futures contracts opened and closed were $50,597,297 and $41,739,992, respectively.

First Trust Dow Jones does not have the right to offset financial assets and financial liabilities related to future contracts on the Statements of Assets and Liabilities.

                           6. AFFILIATED TRANSACTIONS

First Trust Multi Income invests in securities of affiliated funds. Dividend income and realized gains and losses from affiliated funds are presented on the Statements of Operations. The Fund's investment performance and risks are directly related to the investment performance and risks of the affiliated funds.

Amounts relating to these investments of First Trust Multi Income at December 31, 2014, and for the period then ended, are as follows:

                                                                  SHARE ACTIVITY
                                                   --------------------------------------------
                                                   BALANCE AT                        BALANCE AT   VALUE AT    DIVIDEND    REALIZED
SECURITY NAME                                      5/1/2014    PURCHASES    SALES    12/31/2014  12/31/2014    INCOME    GAIN (LOSS)
-------------------------------------------------  ----------  ---------  ---------  ----------  ----------  ----------  ----------
First Trust Preferred Securities and Income ETF        --        33,460      (640)     32,820    $  618,985  $  13,837     $  (12)
First Trust Senior Loan Fund                           --        22,510      (450)     22,060     1,069,469     12,381       (286)
First Trust Tactical High Yield ETF                    --        12,240      (240)     12,000       596,280     11,815       (260)
                                                                                                 --------------------------------
                                                                                                 $2,284,734  $  38,033     $ (558)
                                                                                                 ================================

                             7. 12B-1 SERVICE PLAN

The Trust has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which provides that Class I shares of each of the Funds will be subject to an annual service fee.

First Trust Portfolios L.P. ("FTP"), an affiliate of First Trust, serves as the distributor of shares of the Funds. FTP uses the service fee to compensate each Participating Insurance Company for providing account services to policy owners. These services include establishing and maintaining Contract owners' accounts, supplying information to Contract owners, delivering Fund materials to Contract owners, answering inquiries, and providing other personal services to Contract owners. Each Fund may spend up to 0.25% per year of the average daily net assets of its Class I shares as a service fee under the Plan. In addition, the Plan permits First Trust to use a portion of its advisory fee to compensate FTP for expenses incurred in connection with the sale of a Fund's Class I shares including, without limitation, compensation of its sales force, expenses of printing and distributing the Prospectus to persons other than Contract owners, expenses of preparing, printing and distributing advertising and sales literature and reports to Contract owners used in connection with the sale of a Fund's Class I Shares, certain other expenses associated with the servicing of Class I shares of a Fund, and any service-related expenses that may be authorized from time to time by the Board of Trustees.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2014


During the year ended December 31, 2014, all service fees received by FTP were paid to the Participating Insurance Companies, with no portion of such fees retained by FTP. The Plan may be renewed from year to year if approved by a vote of the Trust's Board of Trustees and a vote of the Independent Trustees, who have no direct or indirect financial interest in the Plan, cast in person at a meeting called for the purpose of voting on the Plan.

                      8. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the period ended December 31, 2014, were as follows:

                                     PURCHASES              SALES
                                  ---------------      ---------------
First Trust Dow Jones              $ 157,347,193        $  84,592,734
First Trust Multi Income               7,360,649              503,204

                                 9. BORROWINGS

Effective March 28, 2013, the Trust and First Trust Series Fund entered into a $20 million Committed Line of Credit ("Line of Credit") with The Bank of Nova Scotia ("Scotia") to be a liquidity backstop during periods of high redemption volume. On July 30, 2013, the Line of Credit was increased to $50 million and First Trust Exchange-Traded Fund III and First Trust Exchange-Traded Fund IV were added to the Credit Agreement. A commitment fee of 0.125% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans was charged by Scotia, which First Trust allocated amongst the funds that had access to the Line of Credit. To the extent that First Trust Dow Jones accessed the Line of Credit, there would also be an interest fee charged.

The Line of Credit terminated on March 27, 2014. Effective March 27, 2014, the Trust, on behalf of First Trust Dow Jones, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV, entered into a $30 million Credit Agreement (the "BNYM Line of Credit") with BNYM to be a liquidity backstop during periods of high redemption volume. On October 28, 2014, the Board of Trustees approved an increase of the BNYM Line of Credit to $80 million. A commitment fee of 0.15% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans will be charged by BNYM, which First Trust will allocate amongst the funds that have access to the BNYM Line of Credit. To the extent that First Trust Dow Jones accesses the BNYM Line of Credit, there would also be an interest fee charged. First Trust Dow Jones did not draw on the Line of Credit or the BNYM Line of Credit during the year ended December 31, 2014.

                              10. INDEMNIFICATION

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             11. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined there was the following subsequent event:

On February 6, 2015, the Trust executed an amendment to the BNYM Line of Credit (the "Amendment"). Pursuant to the Amendment, three funds were added to the BNYM Line of Credit, including First Trust Multi Income, and the credit line was increased to $80 million (as previously approved by the Board of Trustees).

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST VARIABLE INSURANCE
TRUST:

We have audited the accompanying statements of assets and liabilities of First Trust/Dow Jones Dividend & Income Allocation Portfolio and First Trust Multi Income Allocation Portfolio (collectively, the "Funds"), each a series of the First Trust Variable Insurance Trust (the "Trust"), including the portfolios of investments, as of December 31, 2014, and the related statements of operations and changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the Trust's custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the funds comprising the First Trust Variable Insurance Trust, as of December 31, 2014, and the results of their operations and changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 13, 2015

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2014 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended December 31, 2014, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:

                                                                            DIVIDENDS RECEIVED DEDUCTION
                                                                        ------------------------------------
        First Trust/Dow Jones Dividend & Income Allocation Portfolio                   33.18%
        First Trust Multi Income Income Allocation Portfolio                           46.55%

For the year ended December 31, 2014, the amount of long-term capital gain distributions designated by the Funds which are taxable at a maximum rate of 20% for federal income tax purposes were:

                                                                        LONG-TERM CAPITAL GAINS DISTRIBUTIONS
                                                                        -------------------------------------
        First Trust/Dow Jones Dividend & Income Allocation Portfolio                   $     --
        First Trust Multi Income Income Allocation Portfolio                              1,067

                             LICENSING INFORMATION

Standard & Poor's and S&P are registered trademarks of Standard & Poor's Financial Services LLC ("S&P") and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"). The trademarks have been licensed to S&P Dow Jones Indices LLC and have been sublicensed for use for certain purposes by First Trust Advisors L.P. ("First Trust"). The DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE are products of S&P Dow Jones Indices LLC and has been licensed for use by First Trust. The First Trust/Dow Jones Dividend & Income Allocation Portfolio is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). Neither S&P Dow Jones Indices nor its affiliates make any representation or warranty, express or implied, to the owners of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or any member of the public regarding the advisability of investing in securities generally or in the First Trust/Dow Jones Dividend & Income Allocation Portfolio particularly or the ability of the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE to track general market performance. S&P Dow Jones Indices only relationship to First Trust with respect to the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices. The DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE is determined, composed and calculated by S&P Dow Jones Indices without regard to First Trust or the First Trust/Dow Jones Dividend & Income Allocation Portfolio. S&P Dow Jones Indices has no obligation to take the needs of First Trust or the owners of the First Trust/Dow Jones Dividend & Income Allocation Portfolio into consideration in determining, composing or calculating the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE. Neither S&P Dow Jones Indices nor its affiliates are responsible for and have not participated in the determination of the prices, and amount of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or the timing of the issuance or sale of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or in the determination or calculation of the equation by which the First Trust/Dow Jones Dividend & Income Allocation Portfolio is to be managed. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the First Trust/Dow Jones Dividend & Income Allocation Portfolio. There is no assurance that investment products based on the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2014 (UNAUDITED)


JONES COMPOSITE AVERAGE will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

NEITHER S&P DOW JONES INDICES NOR ITS AFFILIATES GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND FIRST TRUST, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Funds. For additional information about the risks associated with investing in the Funds, please see the Funds' prospectus and statement of additional information, as well as other regulatory filings.

AFFILIATED FUND RISK. The First Trust Multi Income Allocation Portfolio invests in securities of affiliated ETFs, which involves additional expenses that would not be present in a direct investment in such affiliated ETFs. Furthermore, the Fund's investment performance and risks are directly related to the investment performance and risks of the affiliated ETFs.

CREDIT RISK. The Funds are subject to credit risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

DEPOSITORY RECEIPTS RISK The First Trust Multi Income Allocation Portfolio invests in equity securities in the form of Depositary Receipts, which may be less liquid than the underlying securities in their primary trading market. Any distributions paid to the holders of Depositary Receipts are usually subject to a fee charged by the depositary. Holders of Depositary Receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of Depositary Receipts because such restrictions may limit the ability to convert the securities into Depositary Receipts and vice versa. Such restrictions may cause the securities of the underlying issuer to trade at a discount or premium to the market price of the Depositary Receipts.

DIVIDEND RISK. The Funds are subject to dividend risk. There is no guarantee that the issuers of the Funds' equity securities will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.

ENERGY INFRASTRUCTURE COMPANIES RISK. The First Trust Multi Income Allocation Portfolio invests in energy infrastructure companies. These companies principally include publicly-traded MLPs and limited liability companies taxed as partnerships, MLP affiliates, Canadian income trusts and their successor companies, pipeline companies, utilities, and other companies that derive at least 50% of their revenues from operating or providing services in support of infrastructure assets such as pipeline, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries. The Fund invests in energy infrastructure companies and is subject to certain risks inherent in investing in these types of securities. Energy infrastructure companies may be directly affected by energy commodity prices, especially those companies that own the underlying energy commodity. A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of energy infrastructure companies. Energy infrastructure companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2014 (UNAUDITED)


violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy infrastructure companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact energy infrastructure companies.

Certain energy infrastructure companies in the utilities industry are subject to imposition of rate caps, increased competition due to deregulation, difficulty in obtaining an adequate return on invested capital or in financing large construction projects, limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for these companies. Such issuers have been experiencing certain of these problems to varying degrees.

EQUITY SECURITIES RISK. The Funds invest in equity securities. The value of the shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of the capital rises and borrowing costs increase.

ETF RISK. An ETF trades like common stock and represents a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile. ETFs have management fees and other operating expenses that increase their costs. In general, as a shareholder in other investment companies, the Fund bears its ratable share of the underlying fund's expenses, and is subject to duplicative expenses to the extent a Fund invests in other ETFs.

FINANCIAL COMPANIES RISK. Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

FLOATING RATE LOAN RISK. The Funds may invest in floating rate loans. An investment in floating rate loans subjects the Funds to credit risk, which is heightened for loans in which the Funds may invest because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy. The loans are usually rated below investment grade but may also be unrated. An economic downturn would generally lead to higher non-payment rate, and a loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Loans are subject to a number of risks described elsewhere in this prospectus, including liquidity risk and the risk of investing in below investment grade debt instruments.

HIGH YIELD SECURITIES RISK. The First Trust Multi Income Allocation Portfolio invests in high yield securities, or "junk" bonds, which are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, may be highly speculative. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is generally smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

ILLIQUID SECURITIES RISK. Some of the securities held by the First Trust Multi Income Allocation Portfolio may be illiquid. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK. Income from the Funds' fixed income investments could decline during periods of falling interest rates.

INTEREST RATE RISK. Interest rate risk is the risk that the value of the fixed-income securities in the Funds will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term investments and higher for longer term investments.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2014 (UNAUDITED)


PREPAYMENT RISK. The loans that the Funds may invest in are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which a Fund derives interest income will be reduced. The Funds may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

MARKET RISK. Market risk is the risk that a particular security owned by a Fund or shares of the Funds in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall Fund share values could decline generally or could underperform other investments.

MLP RISK. The First Trust Multi Income Allocation Portfolio's investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments. In addition, there is the risk that an MLP could be, contrary to its intention, taxed as a corporation, resulting in decreased returns from such MLP.

MORTGAGE SECURITIES RISK. The First Trust Multi Income Allocation Portfolio invests in mortgage-related securities, including mortgage-backed securities, which may make the Fund more susceptible to adverse economic, political or regulatory events that affect the value of real estate. The First Trust/Dow Jones Dividend & Income Allocation Portfolio may invest in such securities. Changes in local, state and federal policies could negatively impact the mortgage-related securities market, which include various government initiated and sponsored homeowner assistance programs and eminent domain issues. Mortgage related securities may also face liquidity issues when a Fund seeks to sell such securities, but is unable to find buyers at a bid-ask spread to make the transaction feasible. These securities are also subject to the risk that the underlying borrowers may default on their mortgages, resulting in a non-payment of principal and interest. Finally, the mortgage-related securities market may be negatively impacted by regulatory changes including those that are related to the mandate or existence of the government-sponsored enterprises, Fannie Mae, Freddie Mac and Ginnie Mae. Mortgage-related securities are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which a Fund derives interest income will be reduced. In declining interest rate environments, the extent to which borrowers prepay a mortgage generally increases, which increase reinvestment risk, or the risk that the proceeds received are not reinvested on terms as favorable as the prepaid loan. Conversely, mortgage-related securities are subject to the risk that the rate of mortgage prepayments decreases, which extends the average life of a security and increases the interest rate risk exposure.

NEW FUND RISK. The First Trust Multi Income Allocation Portfolio currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

NON-U.S. SECURITIES RISK. The First Trust Multi Income Allocation Portfolio invests in securities of non-U.S. issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

PREFERRED SECURITIES RISK. The First Trust Multi Income Allocation Portfolio invests in preferred securities. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities are also subject to credit risk, interest rate risk and income risk.

REIT RISK. The First Trust Multi Income Allocation Portfolio invests in REITs, and as a result, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2014 (UNAUDITED)


maintain exemptions from registration under the 1940 Act and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.

SMALLER COMPANY RISK. The Funds invest in small- and mid-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

TIPS RISK. The First Trust Multi Income Allocation Portfolio invests in TIPs. TIPS are inflation-indexed fixed-income securities issued by the U.S. Department of Treasury and are subject to the same risks as other fixed income investments. In a falling inflationary environment, both interest payments and the value of the TIPS will decline.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2014 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                       NUMBER OF          OTHER
                                                                                                     PORTFOLIOS IN   TRUSTEESHIPS OR
                                                                                                    THE FIRST TRUST   DIRECTORSHIPS
    NAME, ADDRESS,                   TERM OF OFFICE                                                  FUND COMPLEX    HELD BY TRUSTEE
   DATE OF BIRTH AND                  AND LENGTH OF             PRINCIPAL OCCUPATIONS                 OVERSEEN BY      DURING PAST
POSITION WITH THE TRUST                  SERVICE                 DURING PAST 5 YEARS                    TRUSTEE          5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee     o Indefinite Term        Physician; President, Wheaton Orthopedics;      114       None
c/o First Trust Advisors L.P.                             Limited Partner, Gundersen Real Estate
120 East Liberty Drive,          o Since Trust Inception  Limited Partnership; Member, Sportmed LLC
  Suite 400
Wheaton, IL 60187
D.O.B.: 04/51

Thomas R. Kadlec, Trustee        o Indefinite Term        President (March 2010 to Present), Senior       114       Director of ADM
c/o First Trust Advisors L.P.                             Vice President and Chief Financial Officer                Investor
120 East Liberty Drive,          o Since Trust Inception  (May 2007 to March 2010), ADM Investor                    Services, Inc.,
  Suite 400                                               Services, Inc. (Futures Commission                        ADM Investor
Wheaton, IL 60187                                         Merchant)                                                 Services
D.O.B.: 11/57                                                                                                       International
                                                                                                                    and Futures
                                                                                                                    Industry
                                                                                                                    Association

Robert F. Keith, Trustee         o Indefinite Term        President (2003 to Present), Hibs               114       Director of
c/o First Trust Advisors L.P.                             Enterprises (Financial and Management                     Trust Company
120 East Liberty Drive,          o Since Trust Inception  Consulting)                                               of Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee         o Indefinite Term        Managing Director and Chief Operating Officer   114       Director of
c/o First Trust Advisors L.P.                             (January 2015 to Present), Pelita Harapan                 Covenant
120 East Liberty Drive,          o Since Trust Inception  Educational Foundation (Educational Products              Transport, Inc.
  Suite 400                                               and Services); President and Chief Executive              (May 2003 to
Wheaton, IL 60187                                         Officer (June 2012 to September 2014), Servant            May 2014)
D.O.B.: 03/54                                             Interactive LLC (Educational Products and
                                                          Services); President and Chief Executive
                                                          Officer (June 2012 to September 2014), Dew
                                                          Learning LLC (Educational Products and
                                                          Services); President (June 2002 to June 2012),
                                                          Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee and   o Indefinite Term        Chief Executive Officer (December 2010          114       None
Chairman of the Board                                     to Present), President, (until December
120 East Liberty Drive,          o Since Trust Inception  2010), First Trust Advisors L.P. and First
  Suite 400                                               Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                         Board of Directors, BondWave LLC
D.O.B.: 09/55                                             (Software Development Company/
                                                          Investment Advisor) and Stonebridge
                                                          Advisors LLC (Investment Advisor)

-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

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--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2014 (UNAUDITED)

     NAME, ADDRESS          POSITION AND OFFICES       TERM OF OFFICE AND                    PRINCIPAL OCCUPATIONS
   AND DATE OF BIRTH             WITH TRUST             LENGTH OF SERVICE                     DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley          President and Chief          o Indefinite Term        Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,    Executive Officer                                     and Chief Financial Officer, First Trust Advisors
   Suite 400                                          o Since Trust Inception  L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                              Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                                  Company/Investment Advisor) and Stonebridge
                                                                               Advisors LLC (Investment Advisor)


James M. Dykas           Treasurer, Chief Financial   o Indefinite Term        Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,    Officer and Chief Accounting                          President (April 2007 to Present), First Trust
   Suite 400             Officer                      o Since Trust Inception  Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 01/66


W. Scott Jardine         Secretary and Chief          o Indefinite Term        General Counsel, First Trust Advisors L.P. and First
120 E. Liberty Drive,    Legal Officer                                         Trust Portfolios L.P.; Secretary and General
   Suite 400                                          o Since Trust Inception  Counsel, BondWave LLC (Software Development
Wheaton, IL 60187                                                              Company/Investment Advisor); Secretary of
D.O.B.: 05/60                                                                  Stonebridge Advisors LLC (Investment Advisor)


Daniel J. Lindquist      Vice President               o Indefinite Term        Managing Director (July 2012 to Present),
120 E. Liberty Drive,                                                          Senior Vice President (September 2005 to July
   Suite 400                                          o Since Trust Inception  2012), First Trust Advisors L.P.and First Trust
Wheaton, IL 60187                                                              Portfolios L.P.
D.O.B.: 02/70


Kristi A. Maher          Chief Compliance Officer     o Indefinite Term        Deputy General Counsel, First Trust Advisors
120 E. Liberty Drive,    and Assistant Secretary                               L.P. and First Trust Portfolios L.P.
   Suite 400                                          o Since Trust Inception
Wheaton, IL 60187
D.O.B.: 12/66


Roger F. Testin          Vice President               o Indefinite Term        Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                          and First Trust Portfolios L.P.
   Suite 400                                          o Since Trust Inception
Wheaton, IL 60187
D.O.B.: 06/66

-----------------------------

(2) Officers of the Trust have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

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--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2014 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

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                      This Page Left Blank Intentionally.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISORS
FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
Energy Income Partners, LLC
49 Riverside Avenue
Westport, CT 06880

Stonebridge Advisors, LLC
187 Danbury Road
Wilton, CT 06897

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)   Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas

R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $25,750 for the fiscal year ended December 31, 2013 and $70,750 for the fiscal year ended December 31, 2014.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2013 and $0 for the fiscal year ended December 31, 2014.

      Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the Advisor and $0 for Distributor for the fiscal year ended December 31, 2013 and $0 for the Advisor and $0 for the Distributor for the fiscal year ended December 31, 2014.

      (c) Tax Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $3,250 for the fiscal year ended December 31, 2013 and $3,250 for the fiscal year ended December 31, 2014.

      Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for the fiscal year ended December 31, 2013 and $0 for the fiscal year ended December 31, 2014.

      (d) All Other Fees (Registrant) -- The aggregate fees for each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through
(c) of this Item were $0 for the fiscal year ended December 31, 2013 and $0 for the fiscal year ended December 31, 2014.

      All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2013 and $0 for the fiscal year ended December 31, 2014.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%
                          (c)  0%
                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended December 31, 2013 were $3,250 for the registrant, $38,000 for the registrant's investment adviser and $58,100 for the registrant's distributor, and for the fiscal year ended December 31, 2104 were $3,250 for the registrant, $8,500 for the registrant's investment adviser and $43,500 for the registrant's distributor. These fees pertain to sales tax and related services in the states of Iowa and Missouri.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)          First Trust Variable Insurance Trust
                  --------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: February 13, 2015
     ---------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: February 13, 2015
     ---------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: February 13, 2015
     ---------------------

* Print the name and title of each signing officer under his or her signature.